Exhit 10.1

AMENDED AND RESTATED
REAL ESTATE PURCHASE AGREEMENT

BY AND Between

SOUTHERN HEALTH CORPORATION of Houston, Inc.

AND

EAST MADISON PROPERTY LLC

COLLECTIVELY, AS SELLER

AND

PROGRESSIVE HEALTH OF HOUSTON, LLC

AS BUYER

________________________________________________________

September 9, 2024

TABLE OF CONTENTS

1.Agreement to Sell and to Purchase.2

1.1 Purchase of Trace Real Property2

1.2 Purchase Price2

1.3 Prorations3

1.4 Environmental Report3

1.5 Title Commitment3

1.6 Payment of Extension Fee3

1.7 Post-Execution Due Diligence3

2.Closing.4

2.1 Actions of Seller at Closing4

2.2 Actions of Buyer at Closing5

3.Representations and Warranties of Seller6

3.1 Existence and Capacity6

3.2 Powers; Consents; Absence of Conflicts with Other Agreements, Etc.6

3.3 Binding Agreement7

3.4 Casualty Loss7

3.5 Trace Real Property7

3.6 Title9

3.7 Litigation or Proceedings9

3.8 Environmental Laws9

3.9 Hill-Burton and Other Liens10

3.10 Taxes10

3.11 Insurance10

3.12 Condition of Buildings and Structures10

3.13 No Broker11

3.14 No Additional Warranties11

3.15 Other Information11

4.Representations and Warranties of Buyer11

4.1 Powers; Consents; Absence of Conflicts With Other Agreements, Etc.11

4.2 Binding Agreement12

4.3 Available Capital12

4.4 Litigation or Proceedings12

4.5 Access and Information12

4.6 Condition of Trace Real Property; No Other Representations.12

5.Covenants of Seller Prior to Closing13

5.1 Information13

5.2 [Reserved]13

5.3 Negative Covenant13

5.4 Governmental Approvals14

5.5 Surveys14

5.6 Efforts to Close14

5.7 Continued Maintenance14

6.Covenants of Buyer Prior to Closing14

6.1 Governmental Approvals14

6.2 Efforts to Close15

7.Conditions Precedent to Obligations of Buyer15

7.1 Representations/Warranties15

7.2 Title Policy15

7.3 Actions/Proceedings15

7.4 Insolvency15

7.5 Vesting/Recordation16

7.6 Closing Deliveries16

8.Conditions Precedent to Obligations of Seller16

8.1 Representations/Warranties16

8.2 Actions/Proceedings16

8.3 Closing Deliveries16

8.4 Trace Real Property Lease Not in Default16

9.Additional Agreements.16

9.1 Termination Prior to Closing16

9.2 Reproduction of Documents17

9.3 Cooperation on Tax Matters17

10.Indemnification.17

10.1 Indemnification by Buyer17

10.2 Indemnification by Seller18

10.3 Notice and Control of Litigation18

10.4 Notice of Claim18

10.5 Claims Period19

10.6 Liability Limits19

10.7 Effect of Taxes, Insurance and Other Sources of Reimbursement19

11.Miscellaneous.20

11.1 Schedules and Other Instruments20

11.2 Additional Assurances21

11.3 Consents, Approvals and Discretion21

11.4 Legal Fees and Costs21

11.5 Choice of Law21

11.6 Benefit/Assignment22

11.7 No Brokerage22

11.8 Cost of Transaction22

11.9 Confidentiality22

11.10 Public Announcements23

11.11 Waiver of Breach23

11.12 Notice23

11.13 Severability24

11.14 Gender and Number24

11.15 Divisions and Headings24

11.16 Survival24

11.17 Definition of Certain Terms:25

11.18 Waiver of Jury Trial25

11.19 No Inferences25

11.20 No Third Party Beneficiaries26

11.21 Entire Agreement/Amendment26

11.22 Risk of Loss26

11.23 Seller’s Representative and Buyer’s Representative26

11.24 Damages26

SCHEDULES

Description Schedules

Trace Real Property1.1

Southern Real Property1.1A

EMP Real Property1.1B

Parking2.2(d)

Consents3.2(b)

Absence of Conflicts3.2(c)

No Casualty Loss3.4

Permitted Encumbrances3.5

Notice of Violation of Real Estate Law3.5(a)

Easements and Other Limitations3.5(c)

Accessibility Laws3.5(d)

Tenant Leases3.5(e)

Rent Roll3.5(f)

Eminent Domain3.5(g)

Flood Hazards3.5(h)

Encroachments3.5(i)

Environmental Laws3.8

Hill Burton3.9

Taxes3.10

Insurance3.11

Material Defects3.12

Brokers3.13

SNF Real Property5.5

GLOSSARY OF DEFINED TERMS

Description Section

Accessibility Laws3.5(d)

Actual Fraud11.17

Affiliate11.17

Amended AgreementPreamble

Business Day11.17

BuyerPreamble

Buyer Indemnified Parties10.2

Buyer’s Representative 11.23

CERCLA3.8

Clinic or ClinicsRecitals

Closing2

Closing Date2

Closing Documents11.17

Crown11.17

Deductible10.6

Effective Date11.17

EMPPreamble

Environmental Laws3.8

Extension Fee1.6

Forward Looking Materials3.15

Fundamental Representations10.5

HospitalRecitals

Hospital Building11.17

Indemnified Party10.3

Indemnifying Party10.3

Insolvency Event(s)7.4

January 22 AgreementRecitals

Knowledge of Buyer4

Knowledge of Seller3

Lease1.7(a)

Lien or Liens3.6

Loss or Losses10.1

MOBRecitals

New Encumbrances1.7(b)

New Surveys5.5

Permitted Encumbrances3.5

Purchase Price1.2

RCRA3.8

Representatives11.23

Responsible Officers3

SNF1.7(a)

SNF Real Property5.5

SellerPreamble

Seller Indemnified Parties10.1

Seller’s Agents3.15

Seller’s Knowledge3

Seller’s Representative11.23

Southern Real PropertyRecitals

Title Company1.5

Title Policy1.5

Trace Real Property1.1

EMP Real PropertyRecitals

AMENDED AND RESTATED REAL ESTATE PURCHASE AGREEMENT

This Amended and Restated Real Estate Purchase Agreement (this “Amended Agreement”) is made and entered into as of this 9th day of September, 2024, by and among, Southern Health Corporation of Houston, Inc., a Georgia corporation, East Madison Property, LLC, a Georgia limited liability company (“EMP”), an Affiliate of Southern (Southern and EMP being collectively referred to herein as the “Seller"), and Progressive Health of Houston, LLC, a Mississippi limited liability company (being referred to herein as the "Buyer").

Whereason January 22, 2024 Southern and Progressive entered into that certain Real Estate Purchase Agreement (the “January 22 Agreement”) pursuant to which the parties reached agreement with respect to the purchase and sale of the real properties hereinafter described, such purchase and sale to be effected on or before July 31, 2024.

WhereasProgressive has requested the that the purchase and sale contemplated by the January 22 Agreement be delayed until on or before to September 30, 2024 and Southern is willing to amend and restate the January 22 Agreement so that hereafter such agreement shall have the terms and conditions set forth in this Agreement and read as herein provided;

WhereasSeller owns certain real estate in Houston, Mississippi and other real estate in Okolona, Mississippi consisting of: (i) Trace Regional Hospital (the “Hospital”), (ii) a medical office building (“MOB”), (iii) three (3) medical clinics (collectively “Clinics” and singularly “Clinic”). The real estate on which the Hospital, MOB, and the two (2) Clinics that are within the Hospital Building) are located is in Houston, Mississippi and the real estate on which one additional Clinic is located is in Okolona, Mississippi. The foregoing real estate on which the Hospital, the MOB, and the Clinics are located, may be collectively referred to herein as the “Southern Real Property” (as more fully defined in Section 1.1 hereof);

Whereas EMP owns a parcel of EMP Real Property shown as Proposed Area No. 3 on that Parcel Exhibit prepared by BLEW Surveying, Engineering, Environment attached as schedule 1.1 (the “EMP Real Property”) in Houston, Mississippi adjacent to the Southern Real Property as more fully defined in Section 1.1 hereof). The Southern Real Property and the EMP Real Property may be collectively referred to herein and as more fully defined in Section 1.1 as the “Trace Real Property” and

WhereasBuyer desires to purchase from Seller, and Seller desires to sell, transfer and convey to Buyer, the Trace Real Property described in Schedule 1.1 on the terms and conditions set forth in this Agreement which constitutes the amended and restated terms of the January 22 Agreement.

WhereasProgressive has requested the that the purchase and sale contemplated by the January 22 Agreement be delayed until on or before to September 30, 2024 and Southern is willing to amend and restate the January 22 Agreement so that hereafter such agreement shall have the terms and conditions set forth in this Agreement and read as herein after provided;

Now, Therefore, for and in consideration of the premises and the agreements, covenants, representations, and warranties hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged,

(i)
the Buyer first acknowledging and agreeing that as of the Effective Date (as hereinafter defined): (x) it has no claims arising under the January 22 Agreement against Seller, nor defense to enforcement of Buyer’s obligations under the January 22 Agreement and (y) Buyer knows of no default or failure on the part of Seller under the January 22 Agreement,
(ii)
the parties hereto therefore agree to the amendment and restatement of the January 22 Agreement so that it shall hereafter provide as follows:
1.
Agreement to Sell and to Purchase.
1.1.
Purchase of Trace Real Property

. Subject to the terms and conditions of this Agreement, Seller agrees to sell, convey and assign to Buyer and Buyer agrees to purchase from Seller all of Seller's right, title and interest in and to the Trace Real Property, to which immediately prior to the Closing, Seller shall own fee simple title, consisting of: (i) the Southern Real Property which includes the Hospital (including the two Clinics within the Hospital Building) each of which are located at 1002 East Madison Street, Houston, Mississippi 38851; (ii) the MOB located at 105 Hillcrest Street, Houston Mississippi 38851; (iii) the Clinic at 518 West Drive, Okolona, Mississippi 38860, in each case according to the current system of numbering and more particularly described on Schedule 1.1A attached to and made a part of this Agreement and (iv) the EMP Real Property, a parcel of vacant land located at Hwy. 8 E., in Houston, Mississippi and more particularly described in Schedule 1.1B attached to and made a part of this Agreement (the Southern Real Property and the EMP Real Property, collectively, the “Trace Real Property”). The Trace Real Property shall include all improvements thereon, including buildings, structures, fixtures, easements, and estates and rights appurtenant thereto including any subsurface rights to the extent owned by Seller related to mineral, gas, oil and geothermal (retaining, however, to Seller a one-half interest in all such subsurface rights coupled with a waiver of all surface rights).

1.2.
Purchase Price

. In consideration for the sale of the Trace Real Property by Seller to Buyer (subject only to prorations pursuant Section 1.3) the purchase price of the Trace Real Property is Two Million Dollars ($2,000,000) (the “Purchase Price”) payable to Seller by Buyer in cash at Closing by wire transfer of immediately available funds. Seller has agreed to provide a credit against the Purchase Price for the amount of the Extension Fee as and to the extent provided in Section 1.6 of this Agreement.

1.3.
Prorations

. Except as otherwise provided herein, Seller and Buyer shall prorate as of the Closing Date with respect to ad valorem taxes on the Trace Real Property in each case based upon the amounts set forth in the current bills and the number of days in the taxable period prior to the Closing Date and in the taxable period following January 22, 2024 (without duplication it being understood and agreed that Buyer is already responsible as “Lessee” under the terms of the Lease for the number of days in the taxable period prior to the Closing Date from and including January 22, 2024 to and including the Closing Date), and (iii) all utilities servicing the Trace Real Property, including water, sewer, telephone, electricity, and gas service based upon number of days occurring prior to the Closing Date and following the Closing Date during the billing period for each such charge. In the event that the Hospital is not billed or metered separately from the SNF for utilities, including water, sewer, telephone, electricity, and gas service, Seller and Buyer shall prorate each such bill equitably between the Hospital and the SNF based on good faith estimates of their respective uses of such utilities. As the ad valorem taxes with respect to the portion of the Trace Real Property have not been assessed separately from the portion of the real property underlying the SNF, such taxes shall be prorated assuming 40% is allocable to Seller and the balance allocable to Buyer. Buyer shall within a reasonable time following such billing period or taxable period present Seller with evidence of such proration, and Seller shall pay its proration to Lessee within thirty (30) days of receipt.

1.4.
Environmental Report

. Seller has provided Buyer with a Phase I Environmental Site Assessment dated May 1, 2008 and Buyer has satisfied itself with respect to its inspection and environmental assessment of the Trace Real Property.

1.5.
Title Commitment

. Buyer may, at its expense, obtain at or immediately prior to the Effective Date a current title commitment or report (“Title Commitment”) for the Trace Real Property issued by a title insurance company (the “Title Company”) acceptable to Buyer to issue a title policy on the Trace Real Property in customary form (the “Title Policy”).

1.6.
Payment of Extension Fee

. In consideration of, the extension of the date for Closing to September 30, 2024 (or such earlier date as Buyer may reasonably request), at or prior to execution of this Agreement by Southern, Progressive shall deliver to Southern an extension fee by wire transfer in the amount of One Hundred Thousand Dollars ($100,000.00) (the “Extension Fee”) which shall be fully earned by Southern upon execution of this Agreement and non-refundable for any reason. In the event the Buyer tenders the full Purchase Price to Seller with the documents and items required of Buyer under Section 2.2 of this Agreement, on the Closing Date on or before September 30, 2024, Seller shall give Buyer a credit against the Purchase Price at such Closing in an amount equal to the Extension Fee.

1.7.
Post-Execution Due Diligence

.

1.7.1.1.
Buyer (i) has completed its due diligence investigation of the Trace Real Property, (ii) is satisfied therewith and (iii) has occupied the Trace Real Property since January 22, 2024 under that certain Lease between Southern as lessor, and Buyer as Lessee, dated January 22, 2024 (the “Lease”). Seller shall endeavor to deliver to, or make available for inspection by, Buyer copies of such documents if any, which come into Seller’s possession (of which Seller’s Representative is or becomes aware) following the Effective Date, which are believed by Seller to be material which pertain directly to the development, transfer of ownership, or operation of the Trace Real Property within ten (10) Business Days of its receipt but any failure to do so shall not be deemed to a breach of this Section 1.7 by Seller or of any other provision hereof. Buyer acknowledges the sale of Trace Extended Care and Rehabilitation including the real property constituting its campus adjacent to the Trace Real Property on May31, 2024 (collectively, the “SNF”) and the party wall agreement and certain easements for ingress and egress which are filed or to be filed of record in real estate records of Chickasaw County, Mississippi entered into in connection with such sale (such party wall agreement and easements being more particularly disclosed in Schedule 3.5hereto).
1.7.1.2.
Buyer may object to any new material matters (not arising by, through or under Buyer or any of its Affiliates) appearing in an updated or revised Title Commitment following the Effective Date of this Agreement that did not appear in the Title Commitment to be prepared immediately prior to the Effective Date which is not a Permitted Encumbrance and which would materially adversely affect the Trace Real Property or Buyer’s ability to operate on the Trace Real Property substantially as currently operated by Seller (collectively, the “New Encumbrances”); provided that the presence of any New Encumbrances that Seller fails or is unable to cure entitles Buyer to terminate this Agreement upon written notice to Seller.
2.
Closing.

Subject to satisfaction in material respects or waiver by the appropriate party of the conditions precedent to Closing considered as a whole specified in Section 7 hereof in the case of Buyer’s obligation to close and Section 8hereof in the case of Seller’s obligation to close, the consummation of the transactions contemplated by and described in this Agreement (the “Closing”) shall take place at 10:00 a.m. local time, at the offices of Smith, Gambrell & Russell, LLP, 1105 West Peachtree Street NE, Suite 1000, Atlanta, GA 30309 or such other location as may otherwise be agreed upon by the parties. The Closing shall occur on or before September 30, 2024, or on such other date as the parties may mutually agree in writing in writing (the “Closing Date”).

2.1.
Actions of Seller at Closing

. At the Closing and unless otherwise waived in writing by Buyer, Seller shall deliver to Buyer of the following:

2.1.1.1.
Limited Warranty Deed(s), fully executed and in recordable form, conveying to Buyer good and marketable fee simple title[*]to the Trace Real Property described in Schedule 1.1subject only to Permitted Encumbrances unless Seller otherwise removes or cures any other material encumbrance after objection thereto by Buyer pursuant to Section 6.2 (as used in this Agreement, “good and marketable fee simple title” shall mean insurable by a regional or national Title Company);
2.1.1.2.
Such instruments and documents reasonably required by Buyer’s Title Company to issue the title policy with respect to the Trace Real Property contemplated by the Title Commitment consistent with the terms of this Agreement, including, but not limited to, an affidavit of title in the form reasonably required by the Title Company in order to issue an owner’s policy of title insurance in customary form subject to standard exceptions and Permitted Encumbrances but no other material exceptions other than as otherwise disclosed in this Agreement including Schedules hereto and an Affidavit of Seller’s Residence or other affidavit to comply with; and a Seller’s Affidavit Regarding Brokers in the form reasonably required by the Title Company;
2.1.1.3.
Copies of resolutions duly adopted by the Board of Directors of Seller, authorizing and approving its performance of the transactions contemplated hereby and the execution and delivery of this Agreement and the documents described herein, certified as true and of full force as of the Closing, by the appropriate officers of Seller;
2.1.1.4.
Certificates of the Chief Executive Officer or a Vice President of Seller, certifying that to the best of such officer’s knowledge and belief each covenant and agreement of Seller to be performed or prior to or as of the Closing pursuant to this Agreement has been materially performed and the representations and warranties of Seller, considered as a whole, are true and correct in all material respects on the Closing Date, as if made on and as of the Closing (except to the extent made as of an earlier date, in which case true and correct as of such earlier date) ;
2.1.1.5.
Certificates of incumbency for the officers of Seller executing this Agreement or making certifications for the Closing dated as of the Closing Date;
2.1.1.6.
A certificate of non-foreign status certifying that Seller is not a foreign person for purposes of the Foreign Investment in Trace Real Property Act;
2.1.1.7.
Such other instruments and documents as Buyer shall reasonably request which are necessary to effect the transactions contemplated hereby.
2.2.
Actions of Buyer at Closing

. At the Closing and unless otherwise waived in writing by Seller, Buyer shall deliver to Seller the following:

2.2.1.1.
The Purchase Price in accordance with Section 1.2 hereof;

2.2.1.2.
Copies of resolutions duly adopted by Buyer’s managing body or authority, authorizing and approving Buyer’s performance of the transactions contemplated hereby and the execution and delivery of this Agreement and the documents described herein, certified as true and in full force as of the Closing, by the appropriate officers of Buyer;
2.2.1.3.
Certificates of the manager, president or vice president of Buyer, certifying that to such officer’s best knowledge and belief each covenant and agreement of Buyer to be performed prior to or as of the Closing pursuant to this Agreement has been performed and the representations and warranties of Buyer are true and correct on the Closing Date, as if made on and as of the Closing (except to the extent made as of an earlier date, in which case true and correct as of such earlier date); and
2.2.1.4.
A recordable easement, fully assignable, in form and substance acceptable to Seller and Buyer, which grants (i) to Seller (and any subsequent owner, lessee, assignee or licensee of the real property on which the SNF is currently located (as more fully defined in Section 5.5, the “SNF Real Property”) and to Buyer (and any subsequent owner, lessee, assignee or licensee of the Trace Real Estate) mutual rights of access for the SNF Real Property and the Trace Real Estate from East Madison St. (both east and west current entrances) permitting use by Seller, Buyer, and any such owner, lessee, assignee, or licensee and their respective customers, staff, employees and visitors and invitees, and (ii) to Seller (and any subsequent owner, lessee, assignee or licensee of the SNF Real Estate) exclusive use by Seller for parking by Seller and/or any such owner, lessee, assignee, or licensee and their customers, staff, employees and visitors and invitees of the parking areas indicated by crosshatching on Schedule 2.2(d)and non-exclusive rights to overflow parking on other parking areas of the Trace Real Property.
2.2.1.5.
Such other instruments and documents as Seller may reasonably deem necessary to effect the transactions contemplated hereby.
3.
Representations and Warranties of Seller

. The Schedules to this Agreement set forth items of disclosure with specific reference to the particular Section or subsection of this Agreement to which schedule relates, it being understood that matters disclosed with respect to one section to this Agreement shall be deemed to be disclosed with respect to any other section to this Agreement where it is reasonably apparent that the matters so disclosed are also applicable to another Section of this Agreement or to this Agreement. For the purposes of this Agreement, “Knowledge of Seller” or “Seller’s Knowledge” means the actual knowledge (exclusive of imputed knowledge) of one or more of the following: Sheila Brockman, Mark J. Stockslager, and Robert M. Thornton, Jr., (collectively, the “Responsible Officers”) as such knowledge may exist as of the date hereof and as of the Closing Date. As of the date hereof, and, when read in light of the Schedules to this Agreement as and to the extent updated in accordance with the provisions of Section 12.1hereof, as of the Closing Date, Seller represents and warrants to Buyer the following:

3.1.
Existence and Capacity

. Southern and EMP are each corporations duly organized and validly existing and in good standing under the laws of the State of Georgia. Seller has the requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to conduct its business substantially as now being conducted.

3.2.
Powers; Consents; Absence of Conflicts with Other Agreements, Etc.

The execution, delivery, and performance of this Agreement by Seller, and all other agreements referenced herein, or ancillary hereto, to which Seller is a party, and the consummation of the transactions contemplated herein by Seller:

3.2.1.1.
are within its corporate powers, are not in contravention of law or of the terms of its organizational documents, and have been duly authorized by all appropriate corporate action;
3.2.1.2.
except as provided in Section 5.4 below, do not require any approval or consent of, or filing by Seller, with, any government entity bearing on the validity of this Agreement which is required by law or the regulations of any such agency or authority;
3.2.1.3.
To Seller’s Knowledge, will neither materially conflict with, nor result in any breach or contravention of, or the creation of any lien, charge, or encumbrance under, any debt instrument or other indenture, agreement, lease, instrument or understanding to which it is a party or by which it is bound; and
3.2.1.4.
will not to Seller’s Knowledge violate any statute, law, rule, regulation or any judgment, writ, injunction, decree, or order of any government entity.
3.3.
Binding Agreement

. This Agreement and all agreements to which Seller will become a party pursuant hereto are and/or will constitute the valid and legally binding obligations of Seller and are and will be enforceable against Seller in accordance with the respective terms hereof or thereof except as such enforcement may be limited by laws affecting enforcement of creditors rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

3.4.
Casualty Loss

. To Seller’s Knowledge, since December 31, 2023 to and including January 22, 2024 , there was not any material damage, destruction, or casualty Loss in excess of One Hundred Thousand Dollars ($100,000) ($150,000 if covered by insurance) affecting the Trace Real Property.

3.5.
Trace Real Property

. As of the Closing, with respect to the Trace Real Property:

3.5.1.1.
Except as described on Schedule 3.5(a) to this Agreement, the Trace Real Property does not, to the Knowledge of Seller, violate in any material respect any applicable ordinance or other law, order, regulation, or requirement except any such violation which would not adversely affect in any material respect the use thereof as currently being used and Seller has not received notice of any condemnation or the like relating to any part of the Trace Real Property or the operation thereof;
3.5.1.2.
In the past five (5) years Seller has not to Seller’s Knowledge, received notice that: (i) the Trace Real Property and its operation violate any applicable zoning ordinances, nor, to Seller’s Knowledge, will Buyer’s operation of the Trace Real Property as presently operated by Seller result in a material violation of any applicable zoning ordinance or the termination of any applicable zoning variance now existing, or (ii) received any written notice that the buildings and improvements constituting part of the Trace Real Property are noncompliant in any material respect with any building codes;
3.5.1.3.
Except as described on Schedule 3.4 to this Agreement, to Seller’s Knowledge, the Trace Real Property is subject to no easements, restrictions, ordinances, or such other limitations on title so as to make such property unusable for its current use or the title uninsurable or unmarketable or which materially restrict or impair the use as a healthcare facility as presently operated, marketability or insurability of the Trace Real Property;

3.5.1.4.
Except as described on Schedule 3.5(d) to this Agreement and subject to any applicable “grandfathered” or other pre-existing rights and conditions under the Accessibility Laws (as hereafter defined), the Trace Real Property was at January 22, 2024, to Seller’s Knowledge, in substantial compliance with the applicable provisions of the Rehabilitation Act of 1973, Title III of the Americans with Disabilities Act, and the provisions of any comparable state statute relative to accessibility (these laws are referred to, collectively, as the “Accessibility Laws”), and there is no pending, or, to Seller’s Knowledge, threatened litigation, administrative action or complaint (whether from a government entity or from any other person, group or entity) relating to compliance of any of the Trace Real Property with the Accessibility Laws;
3.5.1.5.
Except as may be described on Schedule 3.4 to this Agreement, there are no tenants or to Seller’s Knowledge other persons or entities occupying any space in the Trace Real Property, other than Buyer under the Lease and pursuant to tenant leases, if any, described in Schedule 3.4 to this Agreement and no tenants (excepting Buyer) have paid rent in advance for more than one month and no improvement credit or other tenant allowance of any material amount is owed to any tenant, nor to Seller’s Knowledge is any landlord improvement work required, except as disclosed in Schedule 3.5 to this Agreement;
3.5.1.6.
Seller has not received any written notice of any existing, proposed or contemplated plans to modify or realign any street or highway or any existing, proposed or contemplated eminent domain proceeding that would result in the taking of all or any part of the Trace Real Property or that would adversely affect the current use of any part of the Trace Real Property;
3.5.1.7.
The Trace Real Property is not to Seller’s Knowledge located within a one hundred year flood plain or an area identified by the Secretary of Housing and Urban Development as having “special flood hazards,” as such term is used in the National Flood Insurance Act of 1968, as amended and supplemented by The Flood Disaster Protection Act of 1973, and in regulations, interpretations and rulings thereunder; and
3.5.1.8.
Except as described on Schedule 3.5(i) to this Agreement, the existing improvements located upon the Trace Real Property do not, to Seller’s Knowledge, encroach upon adjacent premises or upon existing utility company easements and existing restrictions are not violated by the improvements located on the Trace Real Property.
3.6.
Title

. As of the Closing, Seller shall own and hold good and marketable title[†] to the Trace Real Property (warranted only for acts of Seller while owned by its parent entity, Crown Healthcare Investments, LLC, “Crown”), subject to no mortgage, lien, pledge, security interest, conditional sales agreement, right of first refusal, option, restriction, liability, encumbrance, or charge (collectively “Liens” and individually each a “Lien”) other than real property taxes not yet due and payable, third-party mineral rights as to a portion of the Trace Real Property such other encumbrances described in Schedule 3.6 to this Agreement (the “Permitted Encumbrances”).

3.7.
Litigation or Proceedings

. There is no litigation pending, to the Seller’s Knowledge, threatened, with respect to the Trace Real Property. Seller is not in default in any material respect under any order of any court or government entity wherever located related to the Trace Real Property. There are no investigations or actions, claims, suits or proceedings pending against Seller, or the Trace Real Property, or, to the Knowledge of Seller, threatened against Seller with respect to the Trace Real Property, at law or in equity before or by any court or government entity wherever located.

3.8.
Environmental Laws

. As of January 22, 2024, except as set forth on Schedule 3.8 to this Agreement, to the Knowledge of Seller: (i) the Trace Real Property was in substantial compliance with applicable federal, state or local, laws or orders pertaining to protection of human health and safety or the environment (collectively, “Environmental Laws”), including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act, as amended (“CERCLA”), and the Resource Conservation and Recovery Act, as amended (“RCRA”) and (ii) Seller has not received any notice alleging or asserting either a violation of any Environmental Law or a legal obligation to investigate, assess, remove, or remediate any property, including but not limited to the Trace Real Property, under or pursuant to applicable Environmental Law. Except as set forth on Schedule 3.8 to this Agreement hereto, to Seller’s Knowledge, no Hazardous Substances regulated by any Environmental Law have been during Crown’s ownership of Seller prior to Closing (exclusive of the Period since January 22, 2024 during which the Trace Real Property has been ibn the possession of Buyer), possessed, managed, processed, released, handled, disposed of on or released or discharged from or onto, or threatened to be released from or onto, the Trace Real Property (including groundwater) by Seller in material violation of any applicable Environmental Law. Seller shall promptly notify Buyer should, to Seller’s Knowledge, Seller be or become subject prior to Closing to any Lien, litigation, or threat of litigation relating to any alleged or actual unauthorized release of any Hazardous Substance with respect to any part of the Trace Real Property. Except as set forth on Schedule 3.8to this Agreement, to the Knowledge of Seller the improvements on the Trace Real Property do not contain regulated asbestos-containing material. Without limiting the generality of the foregoing, to the Knowledge of Seller: (A) any known underground storage tanks located on the Trace Real Property and all information in Seller’s possession relating to the capacity, uses, dates of installation and contents of any such tanks located on the Trace Real Property are identified in Schedule 3.8to this Agreement; (B) there are no, nor have there ever been, any collection dumps, pits, and disposal facilities or surface impoundments located on the Trace Real Property for the containment of Hazardous Substances except as identified in Schedule 3.8to this Agreement; and (C) any existing underground storage tanks have been maintained in material compliance with applicable Environmental Laws.Notwithstanding anything to the contrary in this Agreement, Seller makes no representation or warranty whatever as to compliance with, or any violation of, any Environmental Law occurring on, during or resulting from the use or occupancy of, the Trace Real Property by Buyer on or after January 22, 2024.

3.9.
Hill-Burton and Other Liens

. Except as set forth on Schedule 3.9 to this Agreement, neither Seller nor the Trace Real Property is to Seller’s Knowledge subject to any loans, grants, or loan guaranties pursuant to the Hill-Burton Act program, the Health Professions Educational Assistance Act, the Nurse Training Act, the National Health Planning and Resources Development Act, and the Community Mental Health Centers Act, as amended, or similar laws or acts relating to healthcare facilities. The transactions contemplated hereby will not result in any obligation on Buyer to repay any of such loans, grants or loan guaranties.

3.10.
Taxes

. Except as otherwise set forth if any onSchedule 3.10 to this Agreement, Seller during its ownership by Crown has filed all federal, state, and local tax returns related to the Trace Real Property required to have been filed (all of which were to the Knowledge of Seller) true and correct in all material respects) and has duly paid or made provision for the payment of all real property taxes which are shown due and payable on any tax returns for which, to the Knowledge of Seller, Seller has liability to the appropriate tax authorities. No deficiencies for any of such taxes have been asserted or, to Seller’s Knowledge, threatened and no audit on any such returns is currently under way or, to Seller’s Knowledge, threatened. There are no outstanding agreements by Seller for the extension of time for the assessment of any such taxes. There are no tax liens on any of the Trace Real Property and, to Seller’s Knowledge, no basis exists for the imposition of any such liens (other than for tax liens that arise from taxes not yet due and payable).

3.11.
Insurance

. Schedule 3.11 to this Agreement identifies Seller’s insurance policies covering the Trace Real Property, which Schedule reflects the identity of insurers, amounts, and coverage. Such policies were in full force and effect on January 22, 2024.

3.12.
Condition of Buildings and Structures

. Except as may be referenced on Schedule 3.12 to this Agreement, as of January 22, 2024 the buildings and structures on the Trace Real Property were considered by Seller generally to be in acceptable condition, ordinary wear and tear and obsolescence excepted. Except as expressly set forth in this Agreement, or the instruments of transfer, to Seller’s Knowledge, Schedule 3.5(e) to this Agreement lists any known material noncompliance with applicable building and safety codes in the buildings, structures, facilities and major equipment. Notwithstanding anything to the contrary in this Agreement, Seller makes no representation or warranty whatever as to the condition or any compliance with applicable building or safety codes to the extent occurring during, affected by or resulting from the use or occupancy of, the Trace Real Property after January 22, 2024.

3.13.
No Broker

. Except for Centric Management Services, LLC or as otherwise as set forth on Schedule 3.13 to this Agreement, Seller has not and will not pay any broker, investment banker, financial advisor or other person or entity on a contingency fee basis in connection with the transactions contemplated by this Agreement.

3.14.
No Additional Warranties

. THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN ARE THE ONLY REPRESENTATIONS OR WARRANTIES GIVEN BY SELLER. BUYER HEREBY ACKNOWLEDGES THAT, PRIOR TO EXECUTION OF THIS AGREEMENT, IT HAS CONDUCTED OR HAD THE OPPORTUNITY TO CONDUCT ITS OWN INSPECTION AND INVESTIGATION OF THE TRACE REAL PROPERTY AND EXCEPT WITH RESPECT TO THE REPRESENTATIONS AND WARRANTIES OF SELLER SET FORTH IN THIS AGREEMENT, IS PURCHASING THE TRACE REAL PROPERTY WITH NO OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, EITHER ORAL OR WRITTEN, MADE BY SELLER OR ANY AGENT OR REPRESENTATIVE OF SELLER.

3.15.
Other Information

. Buyer agrees that neither Seller nor any directors, officers, managers, employees, attorneys, accountants, brokers, finders, investment advisors or bankers or other agents (“Seller’s Agents”) will have or be subject to any liability to Buyer or any other Person resulting from the provision to Buyer, or Buyer’s use of, any information, document, or material made available to Buyer by Seller in any “data room” (electronic or otherwise), management presentation or any other form in anticipation of the transactions contemplated by this Agreement, other than information, documents, or materials incorporated in or referenced in the representations and warranties contained herein. In connection with Buyer’s inspection and investigation of the Trace Real Property, Buyer may have received from or on behalf of Seller of a budget with respect to the Trace Real Property and other estimates, plans or projections (collectively, “Forward Looking Materials”). Buyer acknowledges that there are material uncertainties inherent in attempting to develop such a budget related to such Forward Looking Materials, Buyer is familiar with such uncertainties, that Seller is not guaranteeing, and Buyer is taking full responsibility for making its own evaluation of, the adequacy, feasibility and accuracy of any such budget or Forward Looking Materials.

4.
Representations and Warranties of Buyer

. For the purposes of this Agreement, “Knowledge of Buyer” or “Buyer’s Knowledge” means the actual knowledge (exclusive of imputed knowledge) of Quentin Whitwell. As of the date hereof, Buyer represents and warrants to Seller the following:

4.1.
Powers; Consents; Absence of Conflicts With Other Agreements, Etc.

The execution, delivery, and performance of this Agreement by Buyer and all other agreements referenced herein, or ancillary hereto, to which Buyer is a party, and the consummation of the transactions contemplated herein by Buyer:

4.1.1.1.
are within its powers, are not in contravention of law or of the terms of its organizational documents, and have been duly authorized by all appropriate action;
4.1.1.2.
except as provided in Section 6.1 below, do not require any approval or consent of, or filing with, any government entity bearing on the validity of this Agreement which is required by law or the regulations of any such agency or authority;
4.1.1.3.
will neither conflict with, nor result in any breach or contravention of, or the creation of any lien, charge or encumbrance under, any indenture, agreement, lease, instrument or understanding to which it is a party or by which it is bound; and
4.1.1.4.
will not, to the Knowledge of Buyer, violate any statute, law, rule, regulation or any judgment, writ, injunction, decree, or order of any government entity.
4.2.
Binding Agreement

. This Agreement and all agreements to which Buyer will become a party pursuant hereto are and will constitute the valid and legally binding obligations of Buyer and are and will be enforceable against Buyer in accordance with the respective terms hereof and thereof except as such enforcement may be limited by laws affecting enforcement of creditors rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

4.3.
Available Capital

Buyer will at the Closing have immediately available funds in cash, which are sufficient to pay the Purchase Price and consummate the transactions contemplated in this Agreement.

4.4.
Litigation or Proceedings

. There is no proceeding pending or, to the Knowledge of Buyer, threatened against Buyer (or any affiliate thereof) (i) with respect to which there is a reasonable likelihood of a determination which, individually, or in the aggregate, would materially hinder or impair the consummation of the transactions contemplated by this Agreement or (ii) which seeks to enjoin or obtain damages in respect to the consummation of the transactions contemplated by this Agreement.

4.5.
Access and Information

. Buyer and its representatives (a) have had access to and the opportunity to visit and inspect the Trace Real Property and interview the officers of Seller for purposes of conducting a due diligence investigation with respect thereto. Buyer has completed to its satisfaction its independent investigation of the Trace Real Property. In making its determination to proceed with the transactions contemplated by this Agreement, Buyer has relied solely on (i) the results of such independent investigation and on the representations and warranties of Seller expressly and specifically set forth herein and (ii) Buyer’s use, possession and occupancy of the Trace Real Property since January 22, 2024.

4.6.
Condition of Trace Real Property; No Other Representations.

4.6.1.1.
Notwithstanding anything contained in this Agreement to the contrary, Buyer acknowledges and agrees that neither Seller nor the officers, directors, employees or agents of Seller or any Seller Affiliate or officer or director thereof is making any representations or warranties whatsoever, express or implied, and Buyer is relying exclusively on those expressly given solely by Seller in Section 3 as modified by the Schedules and on Buyer’s use, possession or occupancy of the Trace Real Property since January 22, 2024 . Buyer further acknowledges and agrees that none of the officers, directors, employees or agents of Seller or any other Seller Affiliate or any other Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding Seller or the Trace Real Property or the transactions contemplated hereby, beyond those provided in Section 3 hereof as modified by the Schedules, and none of the officers, directors, employees or agents of Seller or any Affiliate of Seller or other Person will have or be subject to any liability to Buyer or any other Person resulting from the furnishing to Buyer or its representatives or Buyer’s use of, any such information, in expectation or furtherance of the transactions contemplated by this Agreement.
4.6.1.2.
Buyer specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Seller has specifically disclaimed and does hereby specifically disclaim any such other representation or warranty made by any Person.
4.6.1.3.
Buyeracknowledges that the representations and warranties contained herein are for risk allocation purposes and that no officer, agent, representative or employee of Seller or of any Affiliate has, or has been given, the express or implied authority to make or negotiate any representations, warranties or agreements not specifically set forth in this Agreement.
5.
Covenants of Seller Prior to Closing

. Between the date of this Agreement and the Closing (or earlier termination of this Agreement):

5.1.
Information

. Buyer acknowledges that: (i) prior to January 22, 2024 it had full access for inspection of the Trace Real Property and subsequent to that date has had full possession and occupation of such property; (ii) Seller prior to that date made access on a confidential basis available to the authorized representatives of Buyer for inspection of such books and records of Seller to the extent relating to the Trace Real Property and will make available for inspection by Buyer such additional information in its possession as Buyer may from time to time reasonably and in good faith request. Buyer’s right of access and inspection was granted subject to being exercised in a strictly confidential manner.

5.2.
[Reserved]

.

5.3.
Negative Covenant

. Seller will not, without the prior written consent of Buyer, no such consent to be unreasonably withheld, delayed or conditioned, intentionally create or assume, or voluntarily permit to exist any material Lien (other than Permitted Encumbrances) upon the Trace Real Property that cannot be removed or eliminated prior to the Closing Date.

5.4.
Governmental Approvals

. Seller shall cooperate with the reasonable written requests of Buyer in connection with (i) Buyer and its representatives obtaining any government entity approvals, licenses and permits (or exemptions therefrom) necessary or required to permit Buyer to perform its obligations under this Agreement; and (ii) assist and cooperate with Buyer and its representatives and counsel as reasonably requested in writing in the preparation of any document or other material which is required by any government entity as a predicate to the transactions contemplated herein.

5.5.
Surveys

. Buyer acknowledges and agrees that (i) Seller delivered to Buyer prior to January 22, 2024 copies of all existing surveys in Seller’s possession, which show the Trace Real Property (on which the Hospital, a MOB and a Clinic, and EMP Real Property are located) and the real property on which the SNF is currently located as shown on Schedule 5.5 as a single platted parcel (the “SNF Real Property”), and (ii) Buyer was required to obtain at Buyer’s expense as promptly as practical after the date hereof (not later than February 22, 2024) a boundary surveys of the Trace Real Property and the SNF Real Property, both showing the new boundary between the Trace Real Property and the SNF Real Property (the “New Surveys”), which New Surveys was required to be consistent with by the marked division lines drawn (in blue) on the plat survey attached as Schedule 1.1 of the January 22 Agreement and sufficient for the limited warranty deed and or as required by the Title Company to allow it to issue the Title Commitment. Since Buyer was unable to close the purchase of the Trace Real Property in July in accordance with the January 22 Agreement, Buyer will provide prior to Closing a new ALTA survey and legal description by metes and bounds reasonably satisfactory to Seller depicting the Southern Real Property, which legal description will be used in the limited Warranty Deed to be delivered by Seller to Buyer at Closing.

5.6.
Efforts to Close

. Seller shall use its best reasonable efforts to satisfy the conditions precedent set forth in Section 7 to the extent that Seller’s action or inaction can control or significantly influence the satisfaction of such conditions, so that the Closing will occur on or before September 30, 2024.

5.7.
Continued Maintenance

. Buyer acknowledges that on and after January 22, 2024, Buyer was responsible under the Lease for the maintenance of the Trace Real Property in its condition as it existed on that date, normal wear and tear excluded.

6.
Covenants of Buyer Prior to Closing

. Between the date of this Agreement and the Closing:

6.1.
Governmental Approvals

. Buyer shall use its best reasonable efforts to obtain any governmental approvals, licenses and permits (or exemptions therefrom) solely with respect to the purchase of the Trace Real Property that are attainable prior to Closing (including waiver of any setback requirement that may be necessary), which are necessary or required to permit Buyer to consummate the transactions contemplated by this Agreement. Seller shall cooperate reasonably with the reasonable written requests of Buyer in obtaining any governmental consents, approvals, and licenses which are necessary and in the preparation of any document or other material which is required by any government entity as a predicate to consummation of the purchase by Buyer of the Trace Real Property contemplated herein. Notwithstanding the foregoing or anything in this Agreement to the contrary, Seller shall have no responsibility or obligation with respect to Buyer obtaining participation in any governmental program, grant or approval or to be granted any status with respect to operation on the Trace Real Property of a hospital or other healthcare facility.

6.2.
Efforts to Close

. Buyer shall use its best reasonable efforts to satisfy all of the conditions precedent set forth inSection 8.2 to the extent that Buyer’s action or inaction can control or materially influence the satisfaction of such conditions, so that the Closing will occur on or before September 30, 2024.

7.
Conditions Precedent to Obligations of Buyer

. Notwithstanding anything herein to the contrary, the obligations of Buyer to consummate the transactions described herein are subject to the fulfillment, on or prior to the Closing Date, of the following conditions precedent unless (but only to the extent) waived in writing by Buyer at the Closing:

7.1.
Representations/Warranties

. The representations and warranties of Seller contained in this Agreement, when considered as a whole, shall be true and correct in all material respects when read in light of any Schedules to this Agreement (as the same may be updated in accordance with the provisions of Section 11.1 hereof), as of the Closing Date as though such representations and warranties had been made on and as of the Closing Date except for any failure to be true and correct which would not be materially adverse. The covenants and conditions to this Agreement, when considered as a whole, shall have been substantially complied with and performed in material respects except solely for the deliveries of Seller to be tendered on the Closing Date as required by Section 2.1 of the Agreement.

7.2.
Title Policy

. At the Closing, after Buyer shall have used its best reasonable efforts to obtain, Buyer shall, at its sole cost and expense have obtained, a marked Title Commitment containing standard and no additional exceptions which are material to title to the Trace Real Property other than Permitted Encumbrances or exceptions which are otherwise disclosed in this Agreement (including Schedules hereto) to be issued to Buyer by the Title Company.

7.3.
Actions/Proceedings

. No action or proceeding before a court or any other government entity having competent jurisdiction shall have been instituted to restrain or prohibit the transactions herein contemplated.

7.4.
Insolvency

. Seller shall not (i) be in receivership or dissolution, (ii) have made any assignment for the benefit of creditors, (iii) have admitted in writing its inability to pay its debts as they mature, (iv) have been adjudicated a bankrupt, or (v) have filed a petition in voluntary bankruptcy, a petition or answer seeking reorganization, or an arrangement with creditors under the federal bankruptcy law or any other similar law or statute of the United States or any state, nor shall any such petition have been filed against Seller (individually, an “Insolvency Event”, and, collectively, “Insolvency Events”).

7.5.
Vesting/Recordation

. Seller shall have tendered to Buyer, in form and substance reasonably satisfactory to Buyer, such limited warranty deeds, bills of sale or other instruments of transfer as described in Section 2.2 hereof necessary to transfer to and effect the vesting in Buyer of all Seller’s right, title, and interest in and to the Trace Real Property, in form for recording if such recording is reasonably necessary.

7.6.
Closing Deliveries

. Seller shall have tendered the deliveries required to be made by Seller under Section 2.1 hereof.

8.
Conditions Precedent to Obligations of Seller

. Notwithstanding anything herein to the contrary, the obligations of Seller to consummate the transactions described herein are subject to the fulfillment, on or prior to the Closing Date, of the following conditions precedent unless (but only to the extent) waived in writing by Seller at the Closing:

8.1.
Representations/Warranties

. The representations and warranties of Buyer contained in this Agreement shall be true in all material respects and, when read in light of any Schedules which have been updated in accordance with the provisions of Section 11.1 hereof, as of the Closing Date as though such representations and warranties had been made on and as of such Closing Date. Each and all of the terms, covenants, and conditions of this Agreement to be complied with or performed by Buyer on or before the Closing Date pursuant to the terms hereof shall have been duly complied with and performed in all material respects or waived by Seller at Closing.

8.2.
Actions/Proceedings

. No action or proceeding before a court or any other government entity having jurisdiction shall have been instituted to restrain or prohibit the transactions herein contemplated.

8.3.
Closing Deliveries

. Buyer shall have made the deliveries required to be made by it under Section 2.2 hereof.

8.4.
Trace Real Property Lease Not in Default

. Immediately prior to the Closing of the purchase and sale of the Trace Real Property hereunder, the Lease between Buyer and Seller pursuant to which Seller shall have leased the Trace Real Property to Buyer on January 22, 2024, shall not be in default thereunder.

9.
Additional Agreements.
9.1.
Termination Prior to Closing

. Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time upon the occurrence of any one of the following: (i) on or prior to the Closing Date by mutual consent of Seller and Buyer; (ii) on the Closing Date by Buyer, if satisfaction of any material condition to Buyer’s obligations under Section 7 of this Agreement have not been satisfied in all material respects (unless the failure results from Buyer’s breaching any material representation or covenant herein) and such condition shall not have been cured in material respects by Seller or waived by Buyer; (iii) on the Closing Date by Seller, if satisfaction of any material condition to Seller’s obligations under Section 8 of this Agreement have not been satisfied in all material respects (unless the failure results directly and primarily from Seller’s materially breaching its representations or covenants herein) and such breach shall not have been cured in material respects by Seller or waived by Buyer; (iv) by Buyer or Seller if the Closing Date shall not have taken place by September 30, 2024 unless extended by mutual agreement of Buyer and Seller, provided that the right to terminate pursuant to this subsection (v) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur by such date; or (vi) by Buyer pursuant to Section 10.1 hereof.

9.2.
Reproduction of Documents

. This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) the documents delivered at the Closing, and (c) financial information, certificates and other information previously or hereafter furnished to Seller or to Buyer, may, subject to the provisions of Section 11.9 hereof, be reproduced by Seller and by Buyer by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and Seller and Buyer may destroy any original documents so reproduced. Seller and Buyer agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial, arbitral or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by Seller or Buyer in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

9.3.
Cooperation on Tax Matters

. Following the Closing, the parties shall cooperate reasonably with each other and shall make available to the other, as reasonably requested in writing and at the expense of the requesting party, and to any taxing authority, information, records or documents relating to tax liabilities or potential tax liabilities of Seller for all periods on or prior to the Closing and any information which may be relevant to determining the amount payable under this Agreement, and shall preserve all such information, records and documents (to the extent a part of the Assets delivered to Buyer at Closing) at least until the expiration of any applicable statute of limitations or extensions thereof.

10.
Indemnification.
10.1.
Indemnification by Buyer

. Buyer shall defend, indemnify and hold harmless Seller and its Affiliates, and its and their respective officers and employees (collectively, “Seller Indemnified Parties”), from and against any and all losses, liabilities, damages, costs (including, without limitation, court costs) and expenses (including, without limitation, reasonable attorneys’ fees and fees of expert consultants and witnesses) (individually, a “Loss” and collectively, the “Losses”) that such Seller Indemnified Party incurs as a direct result of (i) any misrepresentation or breach of warranty by Buyer under this Agreement, (ii) any breach by Buyer of, or any failure by Buyer to perform any covenant or agreement in this Agreement or the Lease required to be performed by, Buyer under this Agreement or the Lease, unless waived by Seller at Closing, or (iii) any of the Retained Liabilities, or (iv) any claim made by a third party with respect to the operation of Trace Real Property after January 22, 2024 including without limitation, any claim that Buyer or its Affiliates violated applicable laws.

10.2.
Indemnification by Seller

. Seller shall defend, indemnify and hold harmless Buyer and its Affiliates, and its and their respective officers and employees (collectively, “Buyer Indemnified Parties”), from and against any and all Losses that such Buyer Indemnified Party incurs as a direct result of (i) any material misrepresentation or breach of warranty by Seller under this Agreement, OR (ii) any material breach by Seller of, or any failure by Seller, to perform any covenant or agreement of, or required to be performed by, Seller under this Agreement, unless waived by Buyer at Closing.

10.3.
Notice and Control of Litigation

. If any claim or liability is asserted in writing by a third party against a party entitled to indemnification under this Section 10 (the “Indemnified Party”) which would give rise to a claim under this Section 10, the Indemnified Party shall notify the person required to give the indemnity (the “Indemnifying Party”) in writing of the same within five (5) Business Days of receipt of oral or written notice of such assertion of a claim or liability. The Indemnifying Party shall have the right to defend a claim and control the defense, settlement, and prosecution of any litigation with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party, within five (5) Business Days after notice of such claim, fails to assume the defense of such claim, the Indemnified Party shall (upon further notice to the Indemnifying Party) have the right to undertake the defense, compromise, or settlement of such claim on behalf of and for the account and at the risk of the Indemnifying Party, subject to the right of the Indemnifying Party to assume the defense of such claim at any time prior to settlement, compromise, or final determination thereof. Anything in this Section 10.3 notwithstanding, (i) if there is a reasonable probability that a claim may materially and adversely affect the Indemnified Party other than as a result of money damages or other money payments, the Indemnified Party shall have the right, at its own cost and expense, to participate in (but not control) the defense, compromise, and settlement of such claim, and (ii) the Indemnifying Party shall not, without the written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant to the Indemnified Party of a release from all liability in respect of such claim. The foregoing rights and agreements shall be limited to the extent of any requirement of any third-party insurer or indemnitor. All parties agree to cooperate fully as necessary in the defense of such matters. Should the Indemnified Party fail to notify the Indemnifying Party in the time required above, the indemnity with respect to the subject matter of the required notice shall be limited to the damages that would have resulted absent the Indemnified Party’s failure to notify the Indemnifying Party in the time required above after taking into account such actions as could have been taken by the Indemnifying Party had it received timely notice from the Indemnified Party.

10.4.
Notice of Claim

. If an Indemnified Party becomes aware of any breach of the representations or warranties of the Indemnifying Party hereunder or any other basis for indemnification under this Section 10, the Indemnified Party shall notify the Indemnifying Party in writing of the same within forty‑five (45) days after becoming aware of such breach or claim, specifying in detail the circumstances and facts which give rise to a claim under this Section 10. Should the Indemnified Party fail to notify the Indemnifying Party within the time frame required above, the indemnity with respect to the subject matter of the required notice shall be limited to the damages that would have nonetheless resulted absent the Indemnified Party’s failure to notify the Indemnifying Party in the time required above after taking into account such actions as could have been taken by the Indemnifying Party had it received timely notice from the Indemnified Party.

10.5.
Claims Period

. The Claims Periods hereunder shall begin on the date hereof and terminate as follows: (i) with respect to Buyer’s Losses arising under Section 10.2, the Claims Period shall continue until the second (2nd) anniversary of the Closing Date and (ii) with respect to Seller’s Losses, the Claims Period shall continue until the second (2nd) anniversary of the Closing Date, provided however, in case of each of the foregoing clauses (i) and (ii), that the Fundamental Representations shall survive the Closing indefinitely. Notwithstanding the foregoing, if, prior to the close of business on the last day of the applicable Claims Period, an Indemnifying Party shall have been properly notified in writing of a claim for indemnity hereunder and such claim shall not have been finally resolved or disposed of at such date, such claim shall continue to survive and shall remain a basis for indemnity hereunder until such claim is finally resolved or disposed of in accordance with the terms hereof. As used herein, the term “Fundamental Representations” shall mean the representations and warranties contained inSection 3.1 (Existence and Capacity), Section 3.2 (Powers; Consents; Absence of Conflicts with Other Agreements, Etc.), Section 3.3(Binding Agreement), 3.13 (No Broker), Section 4.1 (Powers; Consents, Absence of Conflicts with Other Agreements, Etc.), Section 4.2(Binding Agreement) and Section 11.7 (No Brokerage).

10.6.
Liability Limits

. Notwithstanding anything to the contrary set forth in this Agreement, Buyer Indemnified Parties shall not make a claim against Seller for indemnification under this Agreement for Buyer Losses unless and until the aggregate amount of such Buyer Losses exceeds Fifty Thousand Dollars ($50,000) (the “Deductible”) in which event Buyer Indemnified Parties may claim indemnification for Buyer Losses in excess of the Deductible up to but not exceeding $100,000 but Buyer may, however, seek specific performance hereof. Notwithstanding anything to the contrary set forth herein, the maximum aggregate liability of Buyer for indemnification or for any other claim by Seller under Section 10.1 of this Agreement shall not exceed the aggregate of the Purchase Price, except in the case of a material breach of the Fundamental Representations. Notwithstanding anything to the contrary set forth herein, the maximum aggregate liability of Seller and/or its Affiliates for indemnification or for any other claim by Buyer against Seller under Section 10.2 of this Agreement shall not exceed the aggregate of the Purchase

Price. The limitations contained in thisSection 10.6 shall not apply to any indemnification claims arising underSection 10.1(i) or Section 10.2(i) as a result of any Actual Fraud of Buyer or Seller, respectively.

10.7.
Effect of Taxes, Insurance and Other Sources of Reimbursement

. The amount of any Losses for which indemnification is provided under this Section 10, shall be reduced (a) to take account of any net tax benefit realized arising from the incurrence or payment of any such Loss, (b) by the insurance proceeds received or receivable with respect to any such Loss, and (c) by any other amount recovered from third parties by the Indemnified Party (or its Affiliates) with respect to any Loss. If any Indemnified Party shall have received any indemnification payment pursuant to this Section 10 with respect to any Loss, such Indemnified Party shall file in good faith claims with any insurers to recover reimbursement for any such Losses under any applicable insurance policy and shall pursue such recovery in good faith. If any Indemnified Party shall have received any payment pursuant to this Section 10 with respect to any Loss and has or shall subsequently have received insurance proceeds or other amounts with respect to such Loss, then such Indemnified Party shall promptly pay over to the Indemnifying Party the amount so recovered (after deducting the amount of any reasonable out-of-pocket expenses incurred by it in procuring such recovery), but not in excess of the amount previously so paid by the Indemnifying Party. If any Indemnified Party shall have received any payment pursuant to this Section 10 with respect to any Loss and has or shall subsequently have a claim against a third party other than any insurer, such Indemnified Party shall, upon request and at the option of the Indemnifying Party either (i) pursue such claim in good faith by adequate proceedings and promptly pay over to the Indemnifying Party the amount so recovered (after deducting the amount of any reasonable out-of-pocket expenses incurred by it in procuring such recovery) or (ii) effectively assign such claim to the Indemnifying Party which will permit the Indemnifying Party to pursue such claim.

11.
Miscellaneous.
11.1.
Schedules and Other Instruments

. Each Schedule to this Agreement and Exhibit to this Agreement shall be considered a part hereof as if set forth herein in full. From the date hereof until the Closing Date, Seller may update the Schedules to this Agreement and or Buyer may update Buyer’s Schedules, subject to the other party’s approval rights described below. Any other provision herein to the contrary notwithstanding, the Schedules to this Agreement and all other Schedules or, Exhibits, or related document provided for in this Agreement and not delivered at the time of execution of this Agreement or which are incomplete at the time of execution of this Agreement shall be delivered or completed within ten (10) days after the date hereof or prior to the Closing, whichever is sooner. It shall be deemed a condition precedent to the obligations of the parties hereto that any material updating to Schedules, Exhibits or related Document shall meet with the good faith approval of the non-updating party, no such approval to be unreasonably withheld, delayed or conditioned. Each of the parties hereto, acting reasonably and in good faith, shall have three (3) Business Days following the date of receipt of each updating, amendment or change to any such Schedule, Exhibit or related Document within which to approve or disapprove such updating, amendment or change. If within such three (3) Business Day period either party gives written notice to the other of disapproval of any such updating, amendment or change that would have a material and adverse impact (giving the specific reasons therefor) on:

(i) Trace Real Property, or the ability of Buyer to perform its obligations under this Agreement, in the case of an updating, amendment or change proposed by Seller, or

(ii) Seller or the ability of Seller to perform its obligations under this Agreement, in the case of an updating, amendment or change proposed by Buyer,

the other party shall have three (3) Business Days within which to modify or correct or to withdraw the updating, amendment or change disapproved. If the party to whom notice of disapproval is delivered is either unwilling or unable to modify or correct or to withdraw the disapproved updating, amendment or change and thereby remove the reasons for the material and adverse impact specified for disapproval, then the disapproving party shall have three (3) Business Days within which to terminate this Agreement by giving written notice of such termination to the other party in which event this Agreement shall be terminated. Absent any such termination, the proposed updating, amendment or change shall be deemed accepted.

11.2.
Additional Assurances

. The provisions of this Agreement shall be self‑operative and shall not require further agreement by the parties except as may be herein specifically provided to the contrary; provided, however, at the request of a party, the other party or parties shall execute such additional instruments and take such additional actions as the requesting party may reasonably deem necessary to effectuate this Agreement. In addition and from time to time after Closing, Seller shall execute and deliver such other instruments of conveyance and transfer, and take such other actions as Buyer reasonably may request, more effectively to convey and transfer full right, title, and interest to, vest the Trace Real Property in Buyer. Additionally, each party shall cooperate and take reasonable steps to have its present officers and employees cooperate with the other party on and after Closing in furnishing information, evidence, testimony, and other assistance in connection with any action, proceeding, arrangement, or dispute of any nature with respect to matters pertaining to the items subject to this Agreement.

11.3.
Consents, Approvals and Discretion

. Except as herein expressly provided to the contrary, whenever this Agreement requires any consent or approval to be given by a party, or whenever a party must or may exercise discretion, the parties agree that such consent or approval shall not be unreasonably withheld, delayed or conditioned and such discretion shall be reasonably exercised.

11.4.
Legal Fees and Costs

. In the event a party elects to incur legal and other expenses to enforce any provision of this Agreement by judicial proceedings, the substantially prevailing party will be entitled to recover its reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys’ fees and costs, expert and accountant fees and costs, and necessary disbursements at all court levels, in addition to any other relief to which such party shall be entitled.

11.5.
Choice of Law

. This Agreement shall be construed in accordance with the internal laws of the State of Georgia without reference to its choice of law rules. By execution of this Agreement, the parties acknowledge and agree that any dispute or claim either party has against the other arising out of or in any way connected with the rights, obligations, or responsibilities contained in the Agreement shall, to the extent such dispute or claim is not resolved through non-judicial means (such as business negotiations or alternative dispute resolution), be litigated in a court in the State of Georgia, and, accordingly, (i) Buyer and Seller hereby freely and voluntarily consent to the jurisdiction and venue of the Superior Court of Cobb County, Georgia, as the proper forum for the resolution of any such dispute or claim. between the parties and (ii) the Buyer and Seller hereby also freely and voluntarily consent to the jurisdiction and venue of the U.S. District Court for the Northern District of Georgia as proper forum for resolution of any dispute or claim between the parties that may not be brought properly in Superior Court of Cobb County, Georgia.

11.6.
Benefit/Assignment

. Subject to provisions herein to the contrary, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors, and assigns. No party may assign this Agreement without the prior written consent of the other parties, which consent shall not be unreasonably withheld, provided that Buyer may, without the prior written consent of Seller, assign its rights and delegate its duties hereunder to an Affiliate, but no such assignment shall relieve Buyer of any of its obligations hereunder except to the extent fully performed by such assignee.

11.7.
No Brokerage

. Subject to Section 3.14, Buyer and Seller each represent and warrant to the other that it has not engaged a broker in connection with the transactions described herein, except that Seller has engaged Centric Management Services, LLC. Each party agrees to be solely liable for and obligated to satisfy and discharge all loss, cost, damage, or expense arising out of claims for fees or commissions of brokers employed or alleged to have been employed by such party.

11.8.
Cost of Transaction

. Whether or not the transactions contemplated hereby shall be consummated and except as set forth herein, the parties agree that, except as set forth in Sections 10.1, 10.2,and 11.4: (i) Seller shall pay the fees, expenses, and disbursements of Seller and its agents, representatives, accountants, and legal counsel incurred in connection with the subject matter hereof and any amendments hereto and (ii) Buyer shall pay the fees, expenses, and disbursements of Buyer and its agents, representatives, accountants and legal counsel incurred in connection with the subject matter hereof and any amendments hereto and the cost of survey, title insurance and recording fees.

11.9.
Confidentiality

. It is understood by the parties hereto that the information, documents, and instruments delivered to Buyer by Seller and its agents and the information, documents, and instruments delivered to Seller by Buyer and its agents are of a confidential and proprietary nature. Prior to Closing Buyer will maintain the confidentiality of all information, documents, or instruments delivered to it by Seller or its agents in connection with the negotiation of this Agreement or in compliance with the terms, conditions, and covenants hereof and will only disclose such information, documents, and instruments to its duly authorized officers, members, directors, representatives, and agents (including consultants, attorneys, accountants, lenders, and financing associates of each party) and any applicable governmental authorities in connection with any required notification or application for approval or exemption therefrom. Buyer agrees that if the transaction contemplated hereby is not consummated, it will return all such documents and instruments and all copies thereof in its possession or under its control to Seller and delete any electronic copies thereof from its files. Each of the parties hereto recognizes that any breach of this Section 11.9 would result in immediate and irreparable harm to Seller and its Affiliates and that therefore either Seller shall be entitled to an injunction to prohibit any such breach or anticipated breach, without the necessity of posting a bond, cash, or otherwise, in addition to pursuing its other legal and equitable remedies. Nothing in this Section 11.9, however, shall prohibit the use of such confidential information, documents, or information for such governmental filings as in the opinion of Seller’s counsel or Buyer’s counsel are required by law or governmental regulations or are otherwise required to be disclosed pursuant to applicable state law.

11.10.
Public Announcements

. Seller and Buyer mutually agree that no party hereto shall release, publish, or otherwise make available to the public in any manner whatsoever any information or announcement regarding the transactions herein contemplated without the prior written consent of Seller’s and Buyer’s Representatives, except for information and filings reasonably necessary to be directed to Government Entities to fully and lawfully effect the transactions herein contemplated or which are required of SunLink in connection with securities laws. Further, the initial press release regarding the transaction herein contemplated shall be by joint announcement of Seller and Buyer. Thereafter, either party may freely discuss information with third parties with respect to the transactions contemplated by this Agreement which has been publicly disclosed pursuant to the foregoing.

11.11.
Waiver of Breach

. The waiver by any party of a breach or violation of any provision of this Agreement shall not operate as, or be construed to constitute, a waiver of any subsequent breach of the same or any other provision hereof.

11.12.
Notice

. Any notice, demand, or communication required, permitted, or desired to be given hereunder shall be deemed effectively given when personally delivered, when received by receipted overnight delivery, when received by email (confirmed by telephone), or five (5) days after being deposited in certified or registered United States mail, with postage prepaid thereon, return receipt requested, addressed as follows:

Seller: Southern Health Corporation of
Houston, Inc.
c/o SunLink Health Systems, Inc.
900 Circle 75 Parkway, Suite 690
Atlanta, GA 30339
Attn.: Robert M. Thornton, Jr.
Telephone: 770-933-7002
Email: robert.thornton@sunlinkhealth.com

With a copy to: Crown Healthcare Investments, Inc.
c/o SunLink Health Systems, Inc.
900 Circle 75 Parkway, Suite 690
Atlanta, GA 30339
Attn.: Sheila Brockman
Email: sheila.brockman@sunlinkhealth.com

With a copy to: Smith, Gambrell & Russell, LLP
1105 West Peachtree Street, N.E.
Suite 1000
Atlanta, Georgia 30309
Attn.: Howard E. Turner
Telephone: 404-815-3594
Email: hturner@sgrlaw.com

Buyer: Progressive Health of Houston, LLC

365 North Lamar, Suite N

Oxford, Mississippi 38655

Email: qw@northmshealth.com

With a copy to: Bell Nunnally

2323 Ross Avenue, Suite 1900

Dallas, Texas 75201

Attn: Ty Johnson

Email: tjohnson@bellnunally.com

or to such other address, and to the attention of such other person or officer as any party may designate, with copies thereof to the respective counsel thereof as notified by such party.

11.13.
Severability

. In the event any provision of this Agreement is held to be invalid, illegal, or unenforceable for any reason and in any respect, such invalidity, illegality, or unenforceability shall in no event affect, prejudice, or disturb the validity of the remainder of this Agreement, which shall be and remain in full force and effect, enforceable in accordance with its terms.

11.14.
Gender and Number

. Whenever the context of this Agreement requires, the gender of all words herein shall include the masculine, feminine, and neuter, and the number of all words herein shall include the singular and plural.

11.15.
Divisions and Headings

. The divisions of this Agreement into sections and subsections and the use of captions and headings in connection therewith are solely for convenience and shall have no legal effect in construing the provisions of this Agreement.

11.16.
Survival

. Except as otherwise expressly provided herein, all of the representations, warranties, and post-Closing obligations made by the parties in this Agreement or pursuant hereto in any certificate, instrument, or document shall survive the consummation of the transactions described herein, for a period of twenty-four months from date of Closing. All claims hereunder by Buyer or Seller post-Closing shall be subject to and limited by the provisions of Section 10.1 in the case of Buyer and Section 10.2 in the case of Seller until the second (2nd) anniversary of the Closing Date.

11.17.
Definition of Certain Terms:

As used in this Agreement the following

“Actual Fraud” means Seller or Buyer, as the case may be, willfully and knowingly committed actual (vs. imputed) fraud against the other party hereto regarding (i) the representations and warranties set forth in Section 3, in the case of Seller or (ii) Section 4, in the case off the representations and warranties set forth in Section 4, in the case of Buyer.

“Affiliate” means, as to the entity in question, any person or entity that directly or indirectly controls, is controlled by, or is under common control with, the entity in question, and the term “control means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity whether through ownership of voting securities, by contract, or otherwise.

“Business Day” means any day, excluding a Saturday or Sunday and any other day commercial banks in the City of Atlanta are authorized or required by law to be closed.

“Closing Documents” means those documents to be executed and delivered by Seller and Buyer at the Closing pursuant to Section 2 above.

“Crown” means Crown Healthcare Investments, LLC.

“Effective Date” means the date when this Agreement shall have been signed by the Buyer and Seller and the Extension Fee paid to Seller by Buyer.

“Hospital Building” means the three-story brick building located on the Southern Real Property at 1002 East Madison Street, Houston, Mississippi.

11.18.
Waiver of Jury Trial

. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY

WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY SOURCE INCLUDING, BUT NOT LIMITED TO, THE CONSTITUTION OF THE UNITED STATES OR ANY STATE THEREIN, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATIONS. EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

11.19.
No Inferences

. Inasmuch as this Agreement is the result of negotiations between sophisticated parties of equal bargaining power represented by counsel, no inference in favor of, or against, either party shall be drawn from the fact that any portion of this Agreement has been drafted by or on behalf of such party.

11.20.
No Third Party Beneficiaries

. The terms and provisions of this Agreement are intended solely for the benefit of Buyer and Seller and their respective permitted successors or assigns, and it is not the intention of the parties to confer, and this Agreement shall not confer, third-party beneficiary rights upon any other person.

11.21.
Entire Agreement/Amendment

. This Agreement supersedes all previous contracts or understandings, including any offers, letters of intent, proposals or letters of understanding, and constitutes the entire agreement of whatsoever kind or nature existing between or among the parties respecting the within subject matter, and no party shall be entitled to benefits other than those specified herein. As between or among the parties, no oral statements or prior written material not specifically incorporated herein shall be of any force and effect. The parties specifically acknowledge that in entering into and executing this Agreement, the parties rely solely upon the representations and agreements contained in this Agreement and no others. All prior representations or agreements, whether written or verbal, not expressly incorporated herein are superseded, and no changes in or additions to this Agreement shall be recognized unless and until made in writing and signed by all parties hereto.

11.22.
Risk of Loss

. Notwithstanding any other provision hereof to the contrary, the risk of loss in respect of casualty to the Trace Real Property after January 22, 2024 shall be borne by Buyer (i) pursuant to the terms of the Lease and (ii) subsequent to the Closing hereunder, pursuant to this Section 11.23.

11.23.
Seller’s Representative and Buyer’s Representative

. For purposes of this Agreement “Seller’s Representative” shall be Robert M. Thornton, Jr., (and any other person designated by him in writing to Buyer), and “Buyer’s Representative” shall be Quentin Whitwell (and any other person designated by him in writing to Seller). Such persons shall be collectively referred to herein as “Representatives.” Each Representative may be replaced by a substitute Representative by Seller or Buyer, as applicable, upon written notice to the other party.

11.24.
Damages

. Neither Party, together with their respective affiliates, directors, officers, employees, or agents shall have any liability of any type (including, but not limited to, contract, negligence and tort liability), for any special, incidental, indirect or consequential damages, including, but not limited to, the loss of opportunity or loss of revenue or profit in connection with or arising out of the transactions contemplated hereby, even if such damages may have been foreseeable.

[Remainder of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this Agreement to be executed in multiple originals by their authorized officers, all as of the date first above written.

SELLER:

SOUTHERN HEALTH CORPORATION OF HOUSTON, INC.

By:
Name: Sheila Brockman
Title: CEO

EAST MADISON PROPERTY, INC.

By:
Name: Sheila Brockman
Title: CEO

BUYER:

PROGRESSIVE HEALTH OF HOUSTON, LLC,

a Mississippi limited liability company

Robert Q. Whitwell, Jr., Manager

[*] title represented or warranted only as to acts of Seller while owned by its parent entity, Crown Healthcare Investments, LLC

________________________________________________________

AMENDED AND RESTATED
REAL ESTATE PURCHASE AGREEMENT

BY AND Between

SOUTHERN HEALTH CORPORATION of Houston, Inc.

AND

EAST MADISON PROPERTY LLC

COLLECTIVELY, AS SELLER

AND

PROGRESSIVE HEALTH OF HOUSTON, LLC

AS BUYER

________________________________________________________

September 9, 2024

TABLE OF CONTENTS

1.Agreement to Sell and to Purchase.2

1.1 Purchase of Trace Real Property2

1.2 Purchase Price2

1.3 Prorations3

1.4 Environmental Report3

1.5 Title Commitment3

1.6 Payment of Extension Fee3

1.7 Post-Execution Due Diligence3

2.Closing.4

2.1 Actions of Seller at Closing4

2.2 Actions of Buyer at Closing5

3.Representations and Warranties of Seller6

3.1 Existence and Capacity6

3.2 Powers; Consents; Absence of Conflicts with Other Agreements, Etc.6

3.3 Binding Agreement7

3.4 Casualty Loss7

3.5 Trace Real Property7

3.6 Title9

3.7 Litigation or Proceedings9

3.8 Environmental Laws9

3.9 Hill-Burton and Other Liens10

3.10 Taxes10

3.11 Insurance10

3.12 Condition of Buildings and Structures10

3.13 No Broker11

3.14 No Additional Warranties11

3.15 Other Information11

4.Representations and Warranties of Buyer11

4.1 Powers; Consents; Absence of Conflicts With Other Agreements, Etc.11

4.2 Binding Agreement12

4.3 Available Capital12

4.4 Litigation or Proceedings12

4.5 Access and Information12

4.6 Condition of Trace Real Property; No Other Representations.12

5.Covenants of Seller Prior to Closing13

5.1 Information13

5.2 [Reserved]13

5.3 Negative Covenant13

5.4 Governmental Approvals14

5.5 Surveys14

5.6 Efforts to Close14

5.7 Continued Maintenance14

6.Covenants of Buyer Prior to Closing14

6.1 Governmental Approvals14

6.2 Efforts to Close15

7.Conditions Precedent to Obligations of Buyer15

7.1 Representations/Warranties15

7.2 Title Policy15

7.3 Actions/Proceedings15

7.4 Insolvency15

7.5 Vesting/Recordation16

7.6 Closing Deliveries16

8.Conditions Precedent to Obligations of Seller16

8.1 Representations/Warranties16

8.2 Actions/Proceedings16

8.3 Closing Deliveries16

8.4 Trace Real Property Lease Not in Default16

9.Additional Agreements.16

9.1 Termination Prior to Closing16

9.2 Reproduction of Documents17

9.3 Cooperation on Tax Matters17

10.Indemnification.17

10.1 Indemnification by Buyer17

10.2 Indemnification by Seller18

10.3 Notice and Control of Litigation18

10.4 Notice of Claim18

10.5 Claims Period19

10.6 Liability Limits19

10.7 Effect of Taxes, Insurance and Other Sources of Reimbursement19

11.Miscellaneous.20

11.1 Schedules and Other Instruments20

11.2 Additional Assurances21

11.3 Consents, Approvals and Discretion21

11.4 Legal Fees and Costs21

11.5 Choice of Law21

11.6 Benefit/Assignment22

11.7 No Brokerage22

11.8 Cost of Transaction22

11.9 Confidentiality22

11.10 Public Announcements23

11.11 Waiver of Breach23

11.12 Notice23

11.13 Severability24

11.14 Gender and Number24

11.15 Divisions and Headings24

11.16 Survival24

11.17 Definition of Certain Terms:25

11.18 Waiver of Jury Trial25

11.19 No Inferences25

11.20 No Third Party Beneficiaries26

11.21 Entire Agreement/Amendment26

11.22 Risk of Loss26

11.23 Seller’s Representative and Buyer’s Representative26

11.24 Damages26

SCHEDULES

Description Schedules

Trace Real Property1.1

Southern Real Property1.1A

EMP Real Property1.1B

Parking2.2(d)

Consents3.2(b)

Absence of Conflicts3.2(c)

No Casualty Loss3.4

Permitted Encumbrances3.5

Notice of Violation of Real Estate Law3.5(a)

Easements and Other Limitations3.5(c)

Accessibility Laws3.5(d)

Tenant Leases3.5(e)

Rent Roll3.5(f)

Eminent Domain3.5(g)

Flood Hazards3.5(h)

Encroachments3.5(i)

Environmental Laws3.8

Hill Burton3.9

Taxes3.10

Insurance3.11

Material Defects3.12

Brokers3.13

SNF Real Property5.5

GLOSSARY OF DEFINED TERMS

Description Section

Accessibility Laws3.5(d)

Actual Fraud11.17

Affiliate11.17

Amended AgreementPreamble

Business Day11.17

BuyerPreamble

Buyer Indemnified Parties10.2

Buyer’s Representative 11.23

CERCLA3.8

Clinic or ClinicsRecitals

Closing2

Closing Date2

Closing Documents11.17

Crown11.17

Deductible10.6

Effective Date11.17

EMPPreamble

Environmental Laws3.8

Extension Fee1.6

Forward Looking Materials3.15

Fundamental Representations10.5

HospitalRecitals

Hospital Building11.17

Indemnified Party10.3

Indemnifying Party10.3

Insolvency Event(s)7.4

January 22 AgreementRecitals

Knowledge of Buyer4

Knowledge of Seller3

Lease1.7(a)

Lien or Liens3.6

Loss or Losses10.1

MOBRecitals

New Encumbrances1.7(b)

New Surveys5.5

Permitted Encumbrances3.5

Purchase Price1.2

RCRA3.8

Representatives11.23

Responsible Officers3

SNF1.7(a)

SNF Real Property5.5

SellerPreamble

Seller Indemnified Parties10.1

Seller’s Agents3.15

Seller’s Knowledge3

Seller’s Representative11.23

Southern Real PropertyRecitals

Title Company1.5

Title Policy1.5

Trace Real Property1.1

EMP Real PropertyRecitals

AMENDED AND RESTATED REAL ESTATE PURCHASE AGREEMENT

This Amended and Restated Real Estate Purchase Agreement (this “Amended Agreement”) is made and entered into as of this 9th day of September, 2024, by and among, Southern Health Corporation of Houston, Inc., a Georgia corporation, East Madison Property, LLC, a Georgia limited liability company (“EMP”), an Affiliate of Southern (Southern and EMP being collectively referred to herein as the “Seller"), and Progressive Health of Houston, LLC, a Mississippi limited liability company (being referred to herein as the "Buyer").

Whereason January 22, 2024 Southern and Progressive entered into that certain Real Estate Purchase Agreement (the “January 22 Agreement”) pursuant to which the parties reached agreement with respect to the purchase and sale of the real properties hereinafter described, such purchase and sale to be effected on or before July 31, 2024.

WhereasProgressive has requested the that the purchase and sale contemplated by the January 22 Agreement be delayed until on or before to September 30, 2024 and Southern is willing to amend and restate the January 22 Agreement so that hereafter such agreement shall have the terms and conditions set forth in this Agreement and read as herein provided;

WhereasSeller owns certain real estate in Houston, Mississippi and other real estate in Okolona, Mississippi consisting of: (i) Trace Regional Hospital (the “Hospital”), (ii) a medical office building (“MOB”), (iii) three (3) medical clinics (collectively “Clinics” and singularly “Clinic”). The real estate on which the Hospital, MOB, and the two (2) Clinics that are within the Hospital Building) are located is in Houston, Mississippi and the real estate on which one additional Clinic is located is in Okolona, Mississippi. The foregoing real estate on which the Hospital, the MOB, and the Clinics are located, may be collectively referred to herein as the “Southern Real Property” (as more fully defined in Section 1.1 hereof);

Whereas EMP owns a parcel of EMP Real Property shown as Proposed Area No. 3 on that Parcel Exhibit prepared by BLEW Surveying, Engineering, Environment attached as schedule 1.1 (the “EMP Real Property”) in Houston, Mississippi adjacent to the Southern Real Property as more fully defined in Section 1.1 hereof). The Southern Real Property and the EMP Real Property may be collectively referred to herein and as more fully defined in Section 1.1 as the “Trace Real Property” and

WhereasBuyer desires to purchase from Seller, and Seller desires to sell, transfer and convey to Buyer, the Trace Real Property described in Schedule 1.1 on the terms and conditions set forth in this Agreement which constitutes the amended and restated terms of the January 22 Agreement.

WhereasProgressive has requested the that the purchase and sale contemplated by the January 22 Agreement be delayed until on or before to September 30, 2024 and Southern is willing to amend and restate the January 22 Agreement so that hereafter such agreement shall have the terms and conditions set forth in this Agreement and read as herein after provided;

Now, Therefore, for and in consideration of the premises and the agreements, covenants, representations, and warranties hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged,

(i)
the Buyer first acknowledging and agreeing that as of the Effective Date (as hereinafter defined): (x) it has no claims arising under the January 22 Agreement against Seller, nor defense to enforcement of Buyer’s obligations under the January 22 Agreement and (y) Buyer knows of no default or failure on the part of Seller under the January 22 Agreement,
(ii)
the parties hereto therefore agree to the amendment and restatement of the January 22 Agreement so that it shall hereafter provide as follows:
1.
Agreement to Sell and to Purchase.
1.1.
Purchase of Trace Real Property

. Subject to the terms and conditions of this Agreement, Seller agrees to sell, convey and assign to Buyer and Buyer agrees to purchase from Seller all of Seller's right, title and interest in and to the Trace Real Property, to which immediately prior to the Closing, Seller shall own fee simple title, consisting of: (i) the Southern Real Property which includes the Hospital (including the two Clinics within the Hospital Building) each of which are located at 1002 East Madison Street, Houston, Mississippi 38851; (ii) the MOB located at 105 Hillcrest Street, Houston Mississippi 38851; (iii) the Clinic at 518 West Drive, Okolona, Mississippi 38860, in each case according to the current system of numbering and more particularly described on Schedule 1.1A attached to and made a part of this Agreement and (iv) the EMP Real Property, a parcel of vacant land located at Hwy. 8 E., in Houston, Mississippi and more particularly described in Schedule 1.1B attached to and made a part of this Agreement (the Southern Real Property and the EMP Real Property, collectively, the “Trace Real Property”). The Trace Real Property shall include all improvements thereon, including buildings, structures, fixtures, easements, and estates and rights appurtenant thereto including any subsurface rights to the extent owned by Seller related to mineral, gas, oil and geothermal (retaining, however, to Seller a one-half interest in all such subsurface rights coupled with a waiver of all surface rights).

1.2.
Purchase Price

. In consideration for the sale of the Trace Real Property by Seller to Buyer (subject only to prorations pursuant Section 1.3) the purchase price of the Trace Real Property is Two Million Dollars ($2,000,000) (the “Purchase Price”) payable to Seller by Buyer in cash at Closing by wire transfer of immediately available funds. Seller has agreed to provide a credit against the Purchase Price for the amount of the Extension Fee as and to the extent provided in Section 1.6 of this Agreement.

1.3.
Prorations

. Except as otherwise provided herein, Seller and Buyer shall prorate as of the Closing Date with respect to ad valorem taxes on the Trace Real Property in each case based upon the amounts set forth in the current bills and the number of days in the taxable period prior to the Closing Date and in the taxable period following January 22, 2024 (without duplication it being understood and agreed that Buyer is already responsible as “Lessee” under the terms of the Lease for the number of days in the taxable period prior to the Closing Date from and including January 22, 2024 to and including the Closing Date), and (iii) all utilities servicing the Trace Real Property, including water, sewer, telephone, electricity, and gas service based upon number of days occurring prior to the Closing Date and following the Closing Date during the billing period for each such charge. In the event that the Hospital is not billed or metered separately from the SNF for utilities, including water, sewer, telephone, electricity, and gas service, Seller and Buyer shall prorate each such bill equitably between the Hospital and the SNF based on good faith estimates of their respective uses of such utilities. As the ad valorem taxes with respect to the portion of the Trace Real Property have not been assessed separately from the portion of the real property underlying the SNF, such taxes shall be prorated assuming 40% is allocable to Seller and the balance allocable to Buyer. Buyer shall within a reasonable time following such billing period or taxable period present Seller with evidence of such proration, and Seller shall pay its proration to Lessee within thirty (30) days of receipt.

1.4.
Environmental Report

. Seller has provided Buyer with a Phase I Environmental Site Assessment dated May 1, 2008 and Buyer has satisfied itself with respect to its inspection and environmental assessment of the Trace Real Property.

1.5.
Title Commitment

. Buyer may, at its expense, obtain at or immediately prior to the Effective Date a current title commitment or report (“Title Commitment”) for the Trace Real Property issued by a title insurance company (the “Title Company”) acceptable to Buyer to issue a title policy on the Trace Real Property in customary form (the “Title Policy”).

1.6.
Payment of Extension Fee

. In consideration of, the extension of the date for Closing to September 30, 2024 (or such earlier date as Buyer may reasonably request), at or prior to execution of this Agreement by Southern, Progressive shall deliver to Southern an extension fee by wire transfer in the amount of One Hundred Thousand Dollars ($100,000.00) (the “Extension Fee”) which shall be fully earned by Southern upon execution of this Agreement and non-refundable for any reason. In the event the Buyer tenders the full Purchase Price to Seller with the documents and items required of Buyer under Section 2.2 of this Agreement, on the Closing Date on or before September 30, 2024, Seller shall give Buyer a credit against the Purchase Price at such Closing in an amount equal to the Extension Fee.

1.7.
Post-Execution Due Diligence

.

1.7.1.1.
Buyer (i) has completed its due diligence investigation of the Trace Real Property, (ii) is satisfied therewith and (iii) has occupied the Trace Real Property since January 22, 2024 under that certain Lease between Southern as lessor, and Buyer as Lessee, dated January 22, 2024 (the “Lease”). Seller shall endeavor to deliver to, or make available for inspection by, Buyer copies of such documents if any, which come into Seller’s possession (of which Seller’s Representative is or becomes aware) following the Effective Date, which are believed by Seller to be material which pertain directly to the development, transfer of ownership, or operation of the Trace Real Property within ten (10) Business Days of its receipt but any failure to do so shall not be deemed to a breach of this Section 1.7 by Seller or of any other provision hereof. Buyer acknowledges the sale of Trace Extended Care and Rehabilitation including the real property constituting its campus adjacent to the Trace Real Property on May31, 2024 (collectively, the “SNF”) and the party wall agreement and certain easements for ingress and egress which are filed or to be filed of record in real estate records of Chickasaw County, Mississippi entered into in connection with such sale (such party wall agreement and easements being more particularly disclosed in Schedule 3.5hereto).
1.7.1.2.
Buyer may object to any new material matters (not arising by, through or under Buyer or any of its Affiliates) appearing in an updated or revised Title Commitment following the Effective Date of this Agreement that did not appear in the Title Commitment to be prepared immediately prior to the Effective Date which is not a Permitted Encumbrance and which would materially adversely affect the Trace Real Property or Buyer’s ability to operate on the Trace Real Property substantially as currently operated by Seller (collectively, the “New Encumbrances”); provided that the presence of any New Encumbrances that Seller fails or is unable to cure entitles Buyer to terminate this Agreement upon written notice to Seller.
2.
Closing.

Subject to satisfaction in material respects or waiver by the appropriate party of the conditions precedent to Closing considered as a whole specified in Section 7 hereof in the case of Buyer’s obligation to close and Section 8hereof in the case of Seller’s obligation to close, the consummation of the transactions contemplated by and described in this Agreement (the “Closing”) shall take place at 10:00 a.m. local time, at the offices of Smith, Gambrell & Russell, LLP, 1105 West Peachtree Street NE, Suite 1000, Atlanta, GA 30309 or such other location as may otherwise be agreed upon by the parties. The Closing shall occur on or before September 30, 2024, or on such other date as the parties may mutually agree in writing in writing (the “Closing Date”).

2.1.
Actions of Seller at Closing

. At the Closing and unless otherwise waived in writing by Buyer, Seller shall deliver to Buyer of the following:

2.1.1.1.
Limited Warranty Deed(s), fully executed and in recordable form, conveying to Buyer good and marketable fee simple title[*]to the Trace Real Property described in Schedule 1.1subject only to Permitted Encumbrances unless Seller otherwise removes or cures any other material encumbrance after objection thereto by Buyer pursuant to Section 6.2 (as used in this Agreement, “good and marketable fee simple title” shall mean insurable by a regional or national Title Company);
2.1.1.2.
Such instruments and documents reasonably required by Buyer’s Title Company to issue the title policy with respect to the Trace Real Property contemplated by the Title Commitment consistent with the terms of this Agreement, including, but not limited to, an affidavit of title in the form reasonably required by the Title Company in order to issue an owner’s policy of title insurance in customary form subject to standard exceptions and Permitted Encumbrances but no other material exceptions other than as otherwise disclosed in this Agreement including Schedules hereto and an Affidavit of Seller’s Residence or other affidavit to comply with; and a Seller’s Affidavit Regarding Brokers in the form reasonably required by the Title Company;
2.1.1.3.
Copies of resolutions duly adopted by the Board of Directors of Seller, authorizing and approving its performance of the transactions contemplated hereby and the execution and delivery of this Agreement and the documents described herein, certified as true and of full force as of the Closing, by the appropriate officers of Seller;
2.1.1.4.
Certificates of the Chief Executive Officer or a Vice President of Seller, certifying that to the best of such officer’s knowledge and belief each covenant and agreement of Seller to be performed or prior to or as of the Closing pursuant to this Agreement has been materially performed and the representations and warranties of Seller, considered as a whole, are true and correct in all material respects on the Closing Date, as if made on and as of the Closing (except to the extent made as of an earlier date, in which case true and correct as of such earlier date) ;
2.1.1.5.
Certificates of incumbency for the officers of Seller executing this Agreement or making certifications for the Closing dated as of the Closing Date;
2.1.1.6.
A certificate of non-foreign status certifying that Seller is not a foreign person for purposes of the Foreign Investment in Trace Real Property Act;
2.1.1.7.
Such other instruments and documents as Buyer shall reasonably request which are necessary to effect the transactions contemplated hereby.
2.2.
Actions of Buyer at Closing

. At the Closing and unless otherwise waived in writing by Seller, Buyer shall deliver to Seller the following:

2.2.1.1.
The Purchase Price in accordance with Section 1.2 hereof;
2.2.1.2.
Copies of resolutions duly adopted by Buyer’s managing body or authority, authorizing and approving Buyer’s performance of the transactions contemplated hereby and the execution and delivery of this Agreement and the documents described herein, certified as true and in full force as of the Closing, by the appropriate officers of Buyer;
2.2.1.3.
Certificates of the manager, president or vice president of Buyer, certifying that to such officer’s best knowledge and belief each covenant and agreement of Buyer to be performed prior to or as of the Closing pursuant to this Agreement has been performed and the representations and warranties of Buyer are true and correct on the Closing Date, as if made on and as of the Closing (except to the extent made as of an earlier date, in which case true and correct as of such earlier date); and

2.2.1.4.
A recordable easement, fully assignable, in form and substance acceptable to Seller and Buyer, which grants (i) to Seller (and any subsequent owner, lessee, assignee or licensee of the real property on which the SNF is currently located (as more fully defined in Section 5.5, the “SNF Real Property”) and to Buyer (and any subsequent owner, lessee, assignee or licensee of the Trace Real Estate) mutual rights of access for the SNF Real Property and the Trace Real Estate from East Madison St. (both east and west current entrances) permitting use by Seller, Buyer, and any such owner, lessee, assignee, or licensee and their respective customers, staff, employees and visitors and invitees, and (ii) to Seller (and any subsequent owner, lessee, assignee or licensee of the SNF Real Estate) exclusive use by Seller for parking by Seller and/or any such owner, lessee, assignee, or licensee and their customers, staff, employees and visitors and invitees of the parking areas indicated by crosshatching on Schedule 2.2(d)and non-exclusive rights to overflow parking on other parking areas of the Trace Real Property.
2.2.1.5.
Such other instruments and documents as Seller may reasonably deem necessary to effect the transactions contemplated hereby.
3.
Representations and Warranties of Seller

. The Schedules to this Agreement set forth items of disclosure with specific reference to the particular Section or subsection of this Agreement to which schedule relates, it being understood that matters disclosed with respect to one section to this Agreement shall be deemed to be disclosed with respect to any other section to this Agreement where it is reasonably apparent that the matters so disclosed are also applicable to another Section of this Agreement or to this Agreement. For the purposes of this Agreement, “Knowledge of Seller” or “Seller’s Knowledge” means the actual knowledge (exclusive of imputed knowledge) of one or more of the following: Sheila Brockman, Mark J. Stockslager, and Robert M. Thornton, Jr., (collectively, the “Responsible Officers”) as such knowledge may exist as of the date hereof and as of the Closing Date. As of the date hereof, and, when read in light of the Schedules to this Agreement as and to the extent updated in accordance with the provisions of Section 12.1hereof, as of the Closing Date, Seller represents and warrants to Buyer the following:

3.1.
Existence and Capacity

. Southern and EMP are each corporations duly organized and validly existing and in good standing under the laws of the State of Georgia. Seller has the requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to conduct its business substantially as now being conducted.

3.2.
Powers; Consents; Absence of Conflicts with Other Agreements, Etc.

The execution, delivery, and performance of this Agreement by Seller, and all other agreements referenced herein, or ancillary hereto, to which Seller is a party, and the consummation of the transactions contemplated herein by Seller:

3.2.1.1.
are within its corporate powers, are not in contravention of law or of the terms of its organizational documents, and have been duly authorized by all appropriate corporate action;
3.2.1.2.
except as provided in Section 5.4 below, do not require any approval or consent of, or filing by Seller, with, any government entity bearing on the validity of this Agreement which is required by law or the regulations of any such agency or authority;
3.2.1.3.
To Seller’s Knowledge, will neither materially conflict with, nor result in any breach or contravention of, or the creation of any lien, charge, or encumbrance under, any debt instrument or other indenture, agreement, lease, instrument or understanding to which it is a party or by which it is bound; and

3.2.1.4.
will not to Seller’s Knowledge violate any statute, law, rule, regulation or any judgment, writ, injunction, decree, or order of any government entity.
3.3.
Binding Agreement

. This Agreement and all agreements to which Seller will become a party pursuant hereto are and/or will constitute the valid and legally binding obligations of Seller and are and will be enforceable against Seller in accordance with the respective terms hereof or thereof except as such enforcement may be limited by laws affecting enforcement of creditors rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

3.4.
Casualty Loss

. To Seller’s Knowledge, since December 31, 2023 to and including January 22, 2024 , there was not any material damage, destruction, or casualty Loss in excess of One Hundred Thousand Dollars ($100,000) ($150,000 if covered by insurance) affecting the Trace Real Property.

3.5.
Trace Real Property

. As of the Closing, with respect to the Trace Real Property:

3.5.1.1.
Except as described on Schedule 3.5(a) to this Agreement, the Trace Real Property does not, to the Knowledge of Seller, violate in any material respect any applicable ordinance or other law, order, regulation, or requirement except any such violation which would not adversely affect in any material respect the use thereof as currently being used and Seller has not received notice of any condemnation or the like relating to any part of the Trace Real Property or the operation thereof;
3.5.1.2.
In the past five (5) years Seller has not to Seller’s Knowledge, received notice that: (i) the Trace Real Property and its operation violate any applicable zoning ordinances, nor, to Seller’s Knowledge, will Buyer’s operation of the Trace Real Property as presently operated by Seller result in a material violation of any applicable zoning ordinance or the termination of any applicable zoning variance now existing, or (ii) received any written notice that the buildings and improvements constituting part of the Trace Real Property are noncompliant in any material respect with any building codes;
3.5.1.3.
Except as described on Schedule 3.4 to this Agreement, to Seller’s Knowledge, the Trace Real Property is subject to no easements, restrictions, ordinances, or such other limitations on title so as to make such property unusable for its current use or the title uninsurable or unmarketable or which materially restrict or impair the use as a healthcare facility as presently operated, marketability or insurability of the Trace Real Property;
3.5.1.4.
Except as described on Schedule 3.5(d) to this Agreement and subject to any applicable “grandfathered” or other pre-existing rights and conditions under the Accessibility Laws (as hereafter defined), the Trace Real Property was at January 22, 2024, to Seller’s Knowledge, in substantial compliance with the applicable provisions of the Rehabilitation Act of 1973, Title III of the Americans with Disabilities Act, and the provisions of any comparable state statute relative to accessibility (these laws are referred to, collectively, as the “Accessibility Laws”), and there is no pending, or, to Seller’s Knowledge, threatened litigation, administrative action or complaint (whether from a government entity or from any other person, group or entity) relating to compliance of any of the Trace Real Property with the Accessibility Laws;
3.5.1.5.
Except as may be described on Schedule 3.4 to this Agreement, there are no tenants or to Seller’s Knowledge other persons or entities occupying any space in the Trace Real

Property, other than Buyer under the Lease and pursuant to tenant leases, if any, described in Schedule 3.4 to this Agreement and no tenants (excepting Buyer) have paid rent in advance for more than one month and no improvement credit or other tenant allowance of any material amount is owed to any tenant, nor to Seller’s Knowledge is any landlord improvement work required, except as disclosed in Schedule 3.5 to this Agreement;
3.5.1.6.
Seller has not received any written notice of any existing, proposed or contemplated plans to modify or realign any street or highway or any existing, proposed or contemplated eminent domain proceeding that would result in the taking of all or any part of the Trace Real Property or that would adversely affect the current use of any part of the Trace Real Property;
3.5.1.7.
The Trace Real Property is not to Seller’s Knowledge located within a one hundred year flood plain or an area identified by the Secretary of Housing and Urban Development as having “special flood hazards,” as such term is used in the National Flood Insurance Act of 1968, as amended and supplemented by The Flood Disaster Protection Act of 1973, and in regulations, interpretations and rulings thereunder; and
3.5.1.8.
Except as described on Schedule 3.5(i) to this Agreement, the existing improvements located upon the Trace Real Property do not, to Seller’s Knowledge, encroach upon adjacent premises or upon existing utility company easements and existing restrictions are not violated by the improvements located on the Trace Real Property.
3.6.
Title

. As of the Closing, Seller shall own and hold good and marketable title[†] to the Trace Real Property (warranted only for acts of Seller while owned by its parent entity, Crown Healthcare Investments, LLC, “Crown”), subject to no mortgage, lien, pledge, security interest, conditional sales agreement, right of first refusal, option, restriction, liability, encumbrance, or charge (collectively “Liens” and individually each a “Lien”) other than real property taxes not yet due and payable, third-party mineral rights as to a portion of the Trace Real Property such other encumbrances described in Schedule 3.6 to this Agreement (the “Permitted Encumbrances”).

3.7.
Litigation or Proceedings

. There is no litigation pending, to the Seller’s Knowledge, threatened, with respect to the Trace Real Property. Seller is not in default in any material respect under any order of any court or government entity wherever located related to the Trace Real Property. There are no investigations or actions, claims, suits or proceedings pending against Seller, or the Trace Real Property, or, to the Knowledge of Seller, threatened against Seller with respect to the Trace Real Property, at law or in equity before or by any court or government entity wherever located.

3.8.
Environmental Laws

. As of January 22, 2024, except as set forth on Schedule 3.8 to this Agreement, to the Knowledge of Seller: (i) the Trace Real Property was in substantial compliance with applicable federal, state or local, laws or orders pertaining to protection of human health and safety or the environment (collectively, “Environmental Laws”), including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act, as amended (“CERCLA”), and the Resource Conservation and Recovery Act, as amended (“RCRA”) and (ii) Seller has not received any notice alleging or asserting either a violation of any Environmental Law or a legal obligation to investigate, assess, remove, or remediate any property, including but not limited to the Trace Real Property, under or pursuant to applicable Environmental Law. Except as set forth on Schedule 3.8 to this Agreement hereto, to Seller’s Knowledge, no Hazardous Substances regulated by any Environmental Law have been during Crown’s ownership of Seller prior to Closing (exclusive of the Period since January 22, 2024 during which the Trace Real Property has been ibn the possession of Buyer), possessed, managed, processed, released, handled, disposed of on or released or discharged from or onto, or threatened to be released from or onto, the

Trace Real Property (including groundwater) by Seller in material violation of any applicable Environmental Law. Seller shall promptly notify Buyer should, to Seller’s Knowledge, Seller be or become subject prior to Closing to any Lien, litigation, or threat of litigation relating to any alleged or actual unauthorized release of any Hazardous Substance with respect to any part of the Trace Real Property. Except as set forth on Schedule 3.8to this Agreement, to the Knowledge of Seller the improvements on the Trace Real Property do not contain regulated asbestos-containing material. Without limiting the generality of the foregoing, to the Knowledge of Seller: (A) any known underground storage tanks located on the Trace Real Property and all information in Seller’s possession relating to the capacity, uses, dates of installation and contents of any such tanks located on the Trace Real Property are identified in Schedule 3.8to this Agreement; (B) there are no, nor have there ever been, any collection dumps, pits, and disposal facilities or surface impoundments located on the Trace Real Property for the containment of Hazardous Substances except as identified in Schedule 3.8to this Agreement; and (C) any existing underground storage tanks have been maintained in material compliance with applicable Environmental Laws.Notwithstanding anything to the contrary in this Agreement, Seller makes no representation or warranty whatever as to compliance with, or any violation of, any Environmental Law occurring on, during or resulting from the use or occupancy of, the Trace Real Property by Buyer on or after January 22, 2024.

3.9.
Hill-Burton and Other Liens

. Except as set forth on Schedule 3.9 to this Agreement, neither Seller nor the Trace Real Property is to Seller’s Knowledge subject to any loans, grants, or loan guaranties pursuant to the Hill-Burton Act program, the Health Professions Educational Assistance Act, the Nurse Training Act, the National Health Planning and Resources Development Act, and the Community Mental Health Centers Act, as amended, or similar laws or acts relating to healthcare facilities. The transactions contemplated hereby will not result in any obligation on Buyer to repay any of such loans, grants or loan guaranties.

3.10.
Taxes

. Except as otherwise set forth if any onSchedule 3.10 to this Agreement, Seller during its ownership by Crown has filed all federal, state, and local tax returns related to the Trace Real Property required to have been filed (all of which were to the Knowledge of Seller) true and correct in all material respects) and has duly paid or made provision for the payment of all real property taxes which are shown due and payable on any tax returns for which, to the Knowledge of Seller, Seller has liability to the appropriate tax authorities. No deficiencies for any of such taxes have been asserted or, to Seller’s Knowledge, threatened and no audit on any such returns is currently under way or, to Seller’s Knowledge, threatened. There are no outstanding agreements by Seller for the extension of time for the assessment of any such taxes. There are no tax liens on any of the Trace Real Property and, to Seller’s Knowledge, no basis exists for the imposition of any such liens (other than for tax liens that arise from taxes not yet due and payable).

3.11.
Insurance

. Schedule 3.11 to this Agreement identifies Seller’s insurance policies covering the Trace Real Property, which Schedule reflects the identity of insurers, amounts, and coverage. Such policies were in full force and effect on January 22, 2024.

3.12.
Condition of Buildings and Structures

. Except as may be referenced on Schedule 3.12 to this Agreement, as of January 22, 2024 the buildings and structures on the Trace Real Property were considered by Seller generally to be in acceptable condition, ordinary wear and tear and obsolescence excepted. Except as expressly set forth in this Agreement, or the instruments of transfer, to Seller’s Knowledge, Schedule 3.5(e) to this Agreement lists any known material noncompliance with applicable building and safety codes in the buildings, structures, facilities and major equipment. Notwithstanding anything to the contrary in this Agreement, Seller makes no representation or warranty whatever as to the condition or any compliance with applicable building or safety codes to the extent occurring during, affected by or resulting from the use or occupancy of, the Trace Real Property after January 22, 2024.

3.13.
No Broker

. Except for Centric Management Services, LLC or as otherwise as set forth on Schedule 3.13 to this Agreement, Seller has not and will not pay any broker, investment banker, financial advisor or other person or entity on a contingency fee basis in connection with the transactions contemplated by this Agreement.

3.14.
No Additional Warranties

. THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN ARE THE ONLY REPRESENTATIONS OR WARRANTIES GIVEN BY SELLER. BUYER HEREBY ACKNOWLEDGES THAT, PRIOR TO EXECUTION OF THIS AGREEMENT, IT HAS CONDUCTED OR HAD THE OPPORTUNITY TO CONDUCT ITS OWN INSPECTION AND INVESTIGATION OF THE TRACE REAL PROPERTY AND EXCEPT WITH RESPECT TO THE REPRESENTATIONS AND WARRANTIES OF SELLER SET FORTH IN THIS AGREEMENT, IS PURCHASING THE TRACE REAL PROPERTY WITH NO OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, EITHER ORAL OR WRITTEN, MADE BY SELLER OR ANY AGENT OR REPRESENTATIVE OF SELLER.

3.15.
Other Information

. Buyer agrees that neither Seller nor any directors, officers, managers, employees, attorneys, accountants, brokers, finders, investment advisors or bankers or other agents (“Seller’s Agents”) will have or be subject to any liability to Buyer or any other Person resulting from the provision to Buyer, or Buyer’s use of, any information, document, or material made available to Buyer by Seller in any “data room” (electronic or otherwise), management presentation or any other form in anticipation of the transactions contemplated by this Agreement, other than information, documents, or materials incorporated in or referenced in the representations and warranties contained herein. In connection with Buyer’s inspection and investigation of the Trace Real Property, Buyer may have received from or on behalf of Seller of a budget with respect to the Trace Real Property and other estimates, plans or projections (collectively, “Forward Looking Materials”). Buyer acknowledges that there are material uncertainties inherent in attempting to develop such a budget related to such Forward Looking Materials, Buyer is familiar with such uncertainties, that Seller is not guaranteeing, and Buyer is taking full responsibility for making its own evaluation of, the adequacy, feasibility and accuracy of any such budget or Forward Looking Materials.

4.
Representations and Warranties of Buyer

. For the purposes of this Agreement, “Knowledge of Buyer” or “Buyer’s Knowledge” means the actual knowledge (exclusive of imputed knowledge) of Quentin Whitwell. As of the date hereof, Buyer represents and warrants to Seller the following:

4.1.
Powers; Consents; Absence of Conflicts With Other Agreements, Etc.

The execution, delivery, and performance of this Agreement by Buyer and all other agreements referenced herein, or ancillary hereto, to which Buyer is a party, and the consummation of the transactions contemplated herein by Buyer:

4.1.1.1.
are within its powers, are not in contravention of law or of the terms of its organizational documents, and have been duly authorized by all appropriate action;

4.1.1.2.
except as provided in Section 6.1 below, do not require any approval or consent of, or filing with, any government entity bearing on the validity of this Agreement which is required by law or the regulations of any such agency or authority;
4.1.1.3.
will neither conflict with, nor result in any breach or contravention of, or the creation of any lien, charge or encumbrance under, any indenture, agreement, lease, instrument or understanding to which it is a party or by which it is bound; and
4.1.1.4.
will not, to the Knowledge of Buyer, violate any statute, law, rule, regulation or any judgment, writ, injunction, decree, or order of any government entity.
4.2.
Binding Agreement

. This Agreement and all agreements to which Buyer will become a party pursuant hereto are and will constitute the valid and legally binding obligations of Buyer and are and will be enforceable against Buyer in accordance with the respective terms hereof and thereof except as such enforcement may be limited by laws affecting enforcement of creditors rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

4.3.
Available Capital

Buyer will at the Closing have immediately available funds in cash, which are sufficient to pay the Purchase Price and consummate the transactions contemplated in this Agreement.

4.4.
Litigation or Proceedings

. There is no proceeding pending or, to the Knowledge of Buyer, threatened against Buyer (or any affiliate thereof) (i) with respect to which there is a reasonable likelihood of a determination which, individually, or in the aggregate, would materially hinder or impair the consummation of the transactions contemplated by this Agreement or (ii) which seeks to enjoin or obtain damages in respect to the consummation of the transactions contemplated by this Agreement.

4.5.
Access and Information

. Buyer and its representatives (a) have had access to and the opportunity to visit and inspect the Trace Real Property and interview the officers of Seller for purposes of conducting a due diligence investigation with respect thereto. Buyer has completed to its satisfaction its independent investigation of the Trace Real Property. In making its determination to proceed with the transactions contemplated by this Agreement, Buyer has relied solely on (i) the results of such independent investigation and on the representations and warranties of Seller expressly and specifically set forth herein and (ii) Buyer’s use, possession and occupancy of the Trace Real Property since January 22, 2024.

4.6.
Condition of Trace Real Property; No Other Representations.
4.6.1.1.
Notwithstanding anything contained in this Agreement to the contrary, Buyer acknowledges and agrees that neither Seller nor the officers, directors, employees or agents of Seller or any Seller Affiliate or officer or director thereof is making any representations or warranties whatsoever, express or implied, and Buyer is relying exclusively on those expressly given solely by Seller in Section 3 as modified by the Schedules and on Buyer’s use, possession or occupancy of the Trace Real Property since January 22, 2024 . Buyer further acknowledges and agrees that none of the officers, directors, employees or agents of Seller or any other Seller Affiliate or any other Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding Seller or the Trace Real Property or the transactions contemplated hereby, beyond those provided in Section 3 hereof as modified by the Schedules, and none of the officers, directors, employees or agents of Seller or any Affiliate of Seller or other Person will have or be subject to any liability to Buyer or any other Person resulting from the furnishing to Buyer or its representatives or Buyer’s use of, any such information, in expectation or furtherance of the transactions contemplated by this Agreement.
4.6.1.2.
Buyer specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Seller has specifically disclaimed and does hereby specifically disclaim any such other representation or warranty made by any Person.
4.6.1.3.
Buyeracknowledges that the representations and warranties contained herein are for risk allocation purposes and that no officer, agent, representative or employee of Seller or of any Affiliate has, or has been given, the express or implied authority to make or negotiate any representations, warranties or agreements not specifically set forth in this Agreement.
5.
Covenants of Seller Prior to Closing

. Between the date of this Agreement and the Closing (or earlier termination of this Agreement):

5.1.
Information

. Buyer acknowledges that: (i) prior to January 22, 2024 it had full access for inspection of the Trace Real Property and subsequent to that date has had full possession and occupation of such property; (ii) Seller prior to that date made access on a confidential basis available to the authorized representatives of Buyer for inspection of such books and records of Seller to the extent relating to the Trace Real Property and will make available for inspection by Buyer such additional information in its possession as Buyer may from time to time reasonably and in good faith request. Buyer’s right of access and inspection was granted subject to being exercised in a strictly confidential manner.

5.2.
[Reserved]

.

5.3.
Negative Covenant

. Seller will not, without the prior written consent of Buyer, no such consent to be unreasonably withheld, delayed or conditioned, intentionally create or assume, or voluntarily permit to exist any material Lien (other than Permitted Encumbrances) upon the Trace Real Property that cannot be removed or eliminated prior to the Closing Date.

5.4.
Governmental Approvals

. Seller shall cooperate with the reasonable written requests of Buyer in connection with (i) Buyer and its representatives obtaining any government entity approvals, licenses and permits (or exemptions therefrom) necessary or required to permit Buyer to perform its obligations under this Agreement; and (ii) assist and cooperate with Buyer and its representatives and counsel as reasonably requested in writing in the preparation of any document or other material which is required by any government entity as a predicate to the transactions contemplated herein.

5.5.
Surveys

. Buyer acknowledges and agrees that (i) Seller delivered to Buyer prior to January 22, 2024 copies of all existing surveys in Seller’s possession, which show the Trace Real Property (on which the Hospital, a MOB and a Clinic, and EMP Real Property are located) and the real property on which the SNF is currently located as shown on Schedule 5.5 as a single platted parcel (the “SNF Real Property”), and (ii) Buyer was required to obtain at Buyer’s expense as promptly as practical after the date hereof (not later than February 22, 2024) a boundary surveys of the Trace Real Property and the SNF Real Property, both showing the new boundary between the Trace Real Property and the SNF Real Property (the “New Surveys”), which New Surveys was required to be consistent with by the marked division lines drawn (in blue) on the plat survey attached as Schedule 1.1 of the January 22 Agreement and sufficient for the limited warranty deed and or as required by the Title Company to allow it to issue the Title Commitment. Since Buyer was unable to close the purchase of the Trace Real Property in July in accordance with the January 22 Agreement, Buyer will provide prior to Closing a new ALTA survey and legal description by metes and bounds reasonably satisfactory to Seller depicting the Southern Real Property, which legal description will be used in the limited Warranty Deed to be delivered by Seller to Buyer at Closing.

5.6.
Efforts to Close

. Seller shall use its best reasonable efforts to satisfy the conditions precedent set forth in Section 7 to the extent that Seller’s action or inaction can control or significantly influence the satisfaction of such conditions, so that the Closing will occur on or before September 30, 2024.

5.7.
Continued Maintenance

. Buyer acknowledges that on and after January 22, 2024, Buyer was responsible under the Lease for the maintenance of the Trace Real Property in its condition as it existed on that date, normal wear and tear excluded.

6.
Covenants of Buyer Prior to Closing

. Between the date of this Agreement and the Closing:

6.1.
Governmental Approvals

. Buyer shall use its best reasonable efforts to obtain any governmental approvals, licenses and permits (or exemptions therefrom) solely with respect to the purchase of the Trace Real Property that are attainable prior to Closing (including waiver of any setback requirement that may be necessary), which are necessary or required to permit Buyer to consummate the transactions contemplated by this Agreement. Seller shall cooperate reasonably with the reasonable written requests of Buyer in obtaining any governmental consents, approvals, and licenses which are necessary and in the preparation of any document or other material which is required by any government entity as a predicate to consummation of the purchase by Buyer of the Trace Real Property contemplated herein. Notwithstanding the foregoing or anything in this Agreement to the contrary, Seller shall have no responsibility or obligation with respect to Buyer obtaining participation in any governmental program, grant or approval or to be granted any status with respect to operation on the Trace Real Property of a hospital or other healthcare facility.

6.2.
Efforts to Close

. Buyer shall use its best reasonable efforts to satisfy all of the conditions precedent set forth inSection 8.2 to the extent that Buyer’s action or inaction can control or materially influence the satisfaction of such conditions, so that the Closing will occur on or before September 30, 2024.

7.
Conditions Precedent to Obligations of Buyer

. Notwithstanding anything herein to the contrary, the obligations of Buyer to consummate the transactions described herein are subject to the fulfillment, on or prior to the Closing Date, of the following conditions precedent unless (but only to the extent) waived in writing by Buyer at the Closing:

7.1.
Representations/Warranties

. The representations and warranties of Seller contained in this Agreement, when considered as a whole, shall be true and correct in all material respects when read in light of any Schedules to this Agreement (as the same may be updated in accordance with the provisions of Section 11.1 hereof), as of the Closing Date as though such representations and warranties had been made on and as of the Closing Date except for any failure to be true and correct which would not be materially adverse. The covenants and conditions to this Agreement, when considered as a whole, shall have been substantially complied with and performed in material respects except solely for the deliveries of Seller to be tendered on the Closing Date as required by Section 2.1 of the Agreement.

7.2.
Title Policy

. At the Closing, after Buyer shall have used its best reasonable efforts to obtain, Buyer shall, at its sole cost and expense have obtained, a marked Title Commitment containing standard and no additional exceptions which are material to title to the Trace Real Property other than Permitted Encumbrances or exceptions which are otherwise disclosed in this Agreement (including Schedules hereto) to be issued to Buyer by the Title Company.

7.3.
Actions/Proceedings

. No action or proceeding before a court or any other government entity having competent jurisdiction shall have been instituted to restrain or prohibit the transactions herein contemplated.

7.4.
Insolvency

. Seller shall not (i) be in receivership or dissolution, (ii) have made any assignment for the benefit of creditors, (iii) have admitted in writing its inability to pay its debts as they mature, (iv) have been adjudicated a bankrupt, or (v) have filed a petition in voluntary bankruptcy, a petition or answer seeking reorganization, or an arrangement with creditors under the federal bankruptcy law or any other similar law or statute of the United States or any state, nor shall any such petition have been filed against Seller (individually, an “Insolvency Event”, and, collectively, “Insolvency Events”).

7.5.
Vesting/Recordation

. Seller shall have tendered to Buyer, in form and substance reasonably satisfactory to Buyer, such limited warranty deeds, bills of sale or other instruments of transfer as described in Section 2.2 hereof necessary to transfer to and effect the vesting in Buyer of all Seller’s right, title, and interest in and to the Trace Real Property, in form for recording if such recording is reasonably necessary.

7.6.
Closing Deliveries

. Seller shall have tendered the deliveries required to be made by Seller under Section 2.1 hereof.

8.
Conditions Precedent to Obligations of Seller

. Notwithstanding anything herein to the contrary, the obligations of Seller to consummate the transactions described herein are subject to the fulfillment, on or prior to the Closing Date, of the following conditions precedent unless (but only to the extent) waived in writing by Seller at the Closing:

8.1.
Representations/Warranties

. The representations and warranties of Buyer contained in this Agreement shall be true in all material respects and, when read in light of any Schedules which have been updated in accordance with the provisions of Section 11.1 hereof, as of the Closing Date as though such representations and warranties had been made on and as of such Closing Date. Each and all of the terms, covenants, and conditions of this Agreement to be complied with or performed by Buyer on or before the Closing Date pursuant to the terms hereof shall have been duly complied with and performed in all material respects or waived by Seller at Closing.

8.2.
Actions/Proceedings

. No action or proceeding before a court or any other government entity having jurisdiction shall have been instituted to restrain or prohibit the transactions herein contemplated.

8.3.
Closing Deliveries

. Buyer shall have made the deliveries required to be made by it under Section 2.2 hereof.

8.4.
Trace Real Property Lease Not in Default

. Immediately prior to the Closing of the purchase and sale of the Trace Real Property hereunder, the Lease between Buyer and Seller pursuant to which Seller shall have leased the Trace Real Property to Buyer on January 22, 2024, shall not be in default thereunder.

9.
Additional Agreements.
9.1.
Termination Prior to Closing

. Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time upon the occurrence of any one of the following: (i) on or prior to the Closing Date by mutual consent of Seller and Buyer; (ii) on the Closing Date by Buyer, if satisfaction of any material condition to Buyer’s obligations under Section 7 of this Agreement have not been satisfied in all material respects (unless the failure results from Buyer’s breaching any material representation or covenant herein) and such condition shall not have been cured in material respects by Seller or waived by Buyer; (iii) on the Closing Date by Seller, if satisfaction of any material condition to Seller’s obligations under Section 8 of this Agreement have not been satisfied in all material respects (unless the failure results directly and primarily from Seller’s materially breaching its representations or covenants herein) and such breach shall not have been cured in material respects by Seller or waived by Buyer; (iv) by Buyer or Seller if the Closing Date shall not have taken place by September 30, 2024 unless extended by mutual agreement of Buyer and Seller, provided that the right to terminate pursuant to this subsection (v) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur by such date; or (vi) by Buyer pursuant to Section 10.1 hereof.

9.2.
Reproduction of Documents

. This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) the documents delivered at the Closing, and (c) financial information, certificates and other information previously or hereafter furnished to Seller or to Buyer, may, subject to the provisions of Section 11.9 hereof, be reproduced by Seller and by Buyer by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and Seller and Buyer may destroy any original documents so reproduced. Seller and Buyer agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial, arbitral or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by Seller or Buyer in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

9.3.
Cooperation on Tax Matters

. Following the Closing, the parties shall cooperate reasonably with each other and shall make available to the other, as reasonably requested in writing and at the expense of the requesting party, and to any taxing authority, information, records or documents relating to tax liabilities or potential tax liabilities of Seller for all periods on or prior to the Closing and any information which may be relevant to determining the amount payable under this Agreement, and shall preserve all such information, records and documents (to the extent a part of the Assets delivered to Buyer at Closing) at least until the expiration of any applicable statute of limitations or extensions thereof.

10.
Indemnification.
10.1.
Indemnification by Buyer

. Buyer shall defend, indemnify and hold harmless Seller and its Affiliates, and its and their respective officers and employees (collectively, “Seller Indemnified Parties”), from and against any and all losses, liabilities, damages, costs (including, without limitation, court costs) and expenses (including, without limitation, reasonable attorneys’ fees and fees of expert consultants and witnesses) (individually, a “Loss” and collectively, the “Losses”) that such Seller Indemnified Party incurs as a direct result of (i) any misrepresentation or breach of warranty by Buyer under this Agreement, (ii) any breach by Buyer of, or any failure by Buyer to perform any covenant or agreement in this Agreement or the Lease required to be performed by, Buyer under this Agreement or the Lease, unless waived by Seller at Closing, or (iii) any of the Retained Liabilities, or (iv) any claim made by a third party with respect to the operation of Trace Real Property after January 22, 2024 including without limitation, any claim that Buyer or its Affiliates violated applicable laws.

10.2.
Indemnification by Seller

. Seller shall defend, indemnify and hold harmless Buyer and its Affiliates, and its and their respective officers and employees (collectively, “Buyer Indemnified Parties”), from and against any and all Losses that such Buyer Indemnified Party incurs as a direct result of (i) any material misrepresentation or breach of warranty by Seller under this Agreement, OR (ii) any material breach by Seller of, or any failure by Seller, to perform any covenant or agreement of, or required to be performed by, Seller under this Agreement, unless waived by Buyer at Closing.

10.3.
Notice and Control of Litigation

. If any claim or liability is asserted in writing by a third party against a party entitled to indemnification under this Section 10 (the “Indemnified Party”) which would give rise to a claim under this Section 10, the Indemnified Party shall notify the person required to give the indemnity (the “Indemnifying Party”) in writing of the same within five (5) Business Days of receipt of oral or written notice of such assertion of a claim or liability. The Indemnifying Party shall have the right to defend a claim and control the defense, settlement, and prosecution of any litigation with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party, within five (5) Business Days after notice of such claim, fails to assume the defense of such claim, the Indemnified Party shall (upon further notice to the Indemnifying Party) have the right to undertake the defense, compromise, or settlement of such claim on behalf of and for the account and at the risk of the Indemnifying Party, subject to the right of the Indemnifying Party to assume the defense of such claim at any time prior to settlement, compromise, or final determination thereof. Anything in this Section 10.3 notwithstanding, (i) if there is a reasonable probability that a claim may materially and adversely affect the Indemnified Party other than as a result of money damages or other money payments, the Indemnified Party shall have the right, at its own cost and expense, to participate in (but not control) the defense, compromise, and settlement of such claim, and (ii) the Indemnifying Party shall not, without the written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant to the Indemnified Party of a release from all liability in respect of such claim. The foregoing rights and agreements shall be limited to the extent of any requirement of any third-party insurer or indemnitor. All parties agree to cooperate fully as necessary in the defense of such matters. Should the Indemnified Party fail to notify the Indemnifying Party in the time required above, the indemnity with respect to the subject matter of the required notice shall be limited to the damages that would have resulted absent the Indemnified Party’s failure to notify the Indemnifying Party in the time required above after taking into account such actions as could have been taken by the Indemnifying Party had it received timely notice from the Indemnified Party.

10.4.
Notice of Claim

. If an Indemnified Party becomes aware of any breach of the representations or warranties of the Indemnifying Party hereunder or any other basis for indemnification under this Section 10, the Indemnified Party shall notify the Indemnifying Party in writing of the same within forty‑five (45) days after becoming aware of such breach or claim, specifying in detail the circumstances and facts which give rise to a claim under this Section 10. Should the Indemnified Party fail to notify the Indemnifying Party within the time frame required above, the indemnity with respect to the subject matter of the required notice shall be limited to the damages that would have nonetheless resulted absent the Indemnified Party’s failure to notify the Indemnifying Party in the time required above after taking into account such actions as could have been taken by the Indemnifying Party had it received timely notice from the Indemnified Party.

10.5.
Claims Period

. The Claims Periods hereunder shall begin on the date hereof and terminate as follows: (i) with respect to Buyer’s Losses arising under Section 10.2, the Claims Period shall continue until the second (2nd) anniversary of the Closing Date and (ii) with respect to Seller’s Losses, the Claims Period shall continue until the second (2nd) anniversary of the Closing Date, provided however, in case of each of the foregoing clauses (i) and (ii), that the Fundamental Representations shall survive the Closing indefinitely. Notwithstanding the foregoing, if, prior to the close of business on the last day of the applicable Claims Period, an Indemnifying Party shall have been properly notified in writing of a claim for indemnity hereunder and such claim shall not have been finally resolved or disposed of at such date, such claim shall continue to survive and shall remain a basis for indemnity hereunder until such claim is finally resolved or disposed of in accordance with the terms hereof. As used herein, the term “Fundamental Representations” shall mean the representations and warranties contained inSection 3.1 (Existence and Capacity), Section 3.2 (Powers; Consents; Absence of Conflicts with Other Agreements, Etc.), Section 3.3(Binding Agreement), 3.13 (No Broker), Section 4.1 (Powers; Consents, Absence of Conflicts with Other Agreements, Etc.), Section 4.2(Binding Agreement) and Section 11.7 (No Brokerage).

10.6.
Liability Limits

. Notwithstanding anything to the contrary set forth in this Agreement, Buyer Indemnified Parties shall not make a claim against Seller for indemnification under this Agreement for Buyer Losses unless and until the aggregate amount of such Buyer Losses exceeds Fifty Thousand Dollars ($50,000) (the “Deductible”) in which event Buyer Indemnified Parties may claim indemnification for Buyer Losses in excess of the Deductible up to but not exceeding $100,000 but Buyer may, however, seek specific performance hereof. Notwithstanding anything to the contrary set forth herein, the maximum aggregate liability of Buyer for indemnification or for any other claim by Seller under Section 10.1 of this Agreement shall not exceed the aggregate of the Purchase Price, except in the case of a material breach of the Fundamental Representations. Notwithstanding anything to the contrary set forth herein, the maximum aggregate liability of Seller and/or its Affiliates for indemnification or for any other claim by Buyer against Seller under Section 10.2 of this Agreement shall not exceed the aggregate of the Purchase Price. The limitations contained in thisSection 10.6 shall not apply to any indemnification claims arising underSection 10.1(i) or Section 10.2(i) as a result of any Actual Fraud of Buyer or Seller, respectively.

10.7.
Effect of Taxes, Insurance and Other Sources of Reimbursement

. The amount of any Losses for which indemnification is provided under this Section 10, shall be reduced (a) to take account of any net tax benefit realized arising from the incurrence or payment of any such Loss, (b) by the insurance proceeds received or receivable with respect to any such Loss, and (c) by any other amount recovered from third parties by the Indemnified Party (or its Affiliates) with respect to any Loss. If any Indemnified Party shall have received any indemnification payment pursuant to this Section 10 with respect to any Loss, such Indemnified Party shall file in good faith claims with any insurers to recover reimbursement for any such Losses under any applicable insurance policy and shall pursue such recovery in good faith. If any Indemnified Party shall have received any payment pursuant to this Section 10 with respect to any Loss and has or shall subsequently have received insurance proceeds or other amounts with respect to such Loss, then such Indemnified Party shall promptly pay over to the Indemnifying Party the amount so recovered (after deducting the amount of any reasonable out-of-pocket expenses incurred by it in procuring such recovery), but not in excess of the amount previously so paid by the Indemnifying Party. If any Indemnified Party shall have received any payment pursuant to this Section 10 with respect to any Loss and has or shall subsequently have a claim against a third party other than any insurer, such Indemnified Party shall, upon request and at the option of the Indemnifying Party either (i) pursue such claim in good faith by adequate proceedings and promptly pay over to the Indemnifying Party the amount so recovered (after deducting the amount of any reasonable out-of-pocket expenses incurred by it in procuring such recovery) or (ii) effectively assign such claim to the Indemnifying Party which will permit the Indemnifying Party to pursue such claim.

11.
Miscellaneous.
11.1.
Schedules and Other Instruments

. Each Schedule to this Agreement and Exhibit to this Agreement shall be considered a part hereof as if set forth herein in full. From the date hereof until the Closing Date, Seller may update the Schedules to this Agreement and or Buyer may update Buyer’s Schedules, subject to the other party’s approval rights described below. Any other provision herein to the contrary notwithstanding, the Schedules to this Agreement and all other Schedules or, Exhibits, or related document provided for in this Agreement and not delivered at the time of execution of this Agreement or which are incomplete at the time of execution of this Agreement shall be delivered or completed within ten (10) days after the date hereof or prior to the Closing, whichever is sooner. It shall be deemed a condition precedent to the obligations of the parties hereto that any material updating to Schedules, Exhibits or related Document shall meet with the good faith approval of the non-updating party, no such approval to be unreasonably withheld, delayed or conditioned. Each of the parties hereto, acting reasonably and in good faith, shall have three (3) Business Days following the date of receipt of each updating, amendment or change to any such Schedule, Exhibit or related Document within which to approve or disapprove such updating, amendment or change. If within such three (3) Business Day period either party gives written notice to the other of disapproval of any such updating, amendment or change that would have a material and adverse impact (giving the specific reasons therefor) on:

(i) Trace Real Property, or the ability of Buyer to perform its obligations under this Agreement, in the case of an updating, amendment or change proposed by Seller, or

(ii) Seller or the ability of Seller to perform its obligations under this Agreement, in the case of an updating, amendment or change proposed by Buyer,

the other party shall have three (3) Business Days within which to modify or correct or to withdraw the updating, amendment or change disapproved. If the party to whom notice of disapproval is delivered is either unwilling or unable to modify or correct or to withdraw the disapproved updating, amendment or change and thereby remove the reasons for the material and adverse impact specified for disapproval, then the disapproving party shall have three (3) Business Days within which to terminate this Agreement by giving written notice of such termination to the other party in which event this Agreement shall be terminated. Absent any such termination, the proposed updating, amendment or change shall be deemed accepted.

11.2.
Additional Assurances

. The provisions of this Agreement shall be self‑operative and shall not require further agreement by the parties except as may be herein specifically provided to the contrary; provided, however, at the request of a party, the other party or parties shall execute such additional instruments and take such additional actions as the requesting party may reasonably deem necessary to effectuate this Agreement. In addition and from time to time after Closing, Seller shall execute and deliver such other instruments of conveyance and transfer, and take such other actions as Buyer reasonably may request, more effectively to convey and transfer full right, title, and interest to, vest the Trace Real Property in Buyer. Additionally, each party shall cooperate and take reasonable steps to have its present officers and employees cooperate with the other party on and after Closing in furnishing information, evidence, testimony, and other assistance in connection with any action, proceeding, arrangement, or dispute of any nature with respect to matters pertaining to the items subject to this Agreement.

11.3.
Consents, Approvals and Discretion

. Except as herein expressly provided to the contrary, whenever this Agreement requires any consent or approval to be given by a party, or whenever a party must or may exercise discretion, the parties agree that such consent or approval shall not be unreasonably withheld, delayed or conditioned and such discretion shall be reasonably exercised.

11.4.
Legal Fees and Costs

. In the event a party elects to incur legal and other expenses to enforce any provision of this Agreement by judicial proceedings, the substantially prevailing party will be entitled to recover its reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys’ fees and costs, expert and accountant fees and costs, and necessary disbursements at all court levels, in addition to any other relief to which such party shall be entitled.

11.5.
Choice of Law

. This Agreement shall be construed in accordance with the internal laws of the State of Georgia without reference to its choice of law rules. By execution of this Agreement, the parties acknowledge and agree that any dispute or claim either party has against the other arising out of or in any way connected with the rights, obligations, or responsibilities contained in the Agreement shall, to the extent such dispute or claim is not resolved through non-judicial means (such as business negotiations or alternative dispute resolution), be litigated in a court in the State of Georgia, and, accordingly, (i) Buyer and Seller hereby freely and voluntarily consent to the jurisdiction and venue of the Superior Court of Cobb County, Georgia, as the proper forum for the resolution of any such dispute or claim. between the parties and (ii) the Buyer and Seller hereby also freely and voluntarily consent to the jurisdiction and venue of the U.S. District Court for the Northern District of Georgia as proper forum for resolution of any dispute or claim between the parties that may not be brought properly in Superior Court of Cobb County, Georgia.

11.6.
Benefit/Assignment

. Subject to provisions herein to the contrary, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors, and assigns. No party may assign this Agreement without the prior written consent of the other parties, which consent shall not be unreasonably withheld, provided that Buyer may, without the prior written consent of Seller, assign its rights and delegate its duties hereunder to an Affiliate, but no such assignment shall relieve Buyer of any of its obligations hereunder except to the extent fully performed by such assignee.

11.7.
No Brokerage

. Subject to Section 3.14, Buyer and Seller each represent and warrant to the other that it has not engaged a broker in connection with the transactions described herein, except that Seller has engaged Centric Management Services, LLC. Each party agrees to be solely liable for and obligated to satisfy and discharge all loss, cost, damage, or expense arising out of claims for fees or commissions of brokers employed or alleged to have been employed by such party.

11.8.
Cost of Transaction

. Whether or not the transactions contemplated hereby shall be consummated and except as set forth herein, the parties agree that, except as set forth in Sections 10.1, 10.2,and 11.4: (i) Seller shall pay the fees, expenses, and disbursements of Seller and its agents, representatives, accountants, and legal counsel incurred in connection with the subject matter hereof and any amendments hereto and (ii) Buyer shall pay the fees, expenses, and disbursements of Buyer and its agents, representatives, accountants and legal counsel incurred in connection with the subject matter hereof and any amendments hereto and the cost of survey, title insurance and recording fees.

11.9.
Confidentiality

. It is understood by the parties hereto that the information, documents, and instruments delivered to Buyer by Seller and its agents and the information, documents, and instruments delivered to Seller by Buyer and its agents are of a confidential and proprietary nature. Prior to Closing Buyer will maintain the confidentiality of all information, documents, or instruments delivered to it by Seller or its agents in connection with the negotiation of this Agreement or in compliance with the terms, conditions, and covenants hereof and will only disclose such information, documents, and instruments to its duly authorized officers, members, directors, representatives, and agents (including consultants, attorneys, accountants, lenders, and financing associates of each party) and any applicable governmental authorities in connection with any required notification or application for approval or exemption therefrom. Buyer agrees that if the transaction contemplated hereby is not consummated, it will return all such documents and instruments and all copies thereof in its possession or under its control to Seller and delete any electronic copies thereof from its files. Each of the parties hereto recognizes that any breach of this Section 11.9 would result in immediate and irreparable harm to Seller and its Affiliates and that therefore either Seller shall be entitled to an injunction to prohibit any such breach or anticipated breach, without the necessity of posting a bond, cash, or otherwise, in addition to pursuing its other legal and equitable remedies. Nothing in this Section 11.9, however, shall prohibit the use of such confidential information, documents, or information for such governmental filings as in the opinion of Seller’s counsel or Buyer’s counsel are required by law or governmental regulations or are otherwise required to be disclosed pursuant to applicable state law.

11.10.
Public Announcements

. Seller and Buyer mutually agree that no party hereto shall release, publish, or otherwise make available to the public in any manner whatsoever any information or announcement regarding the transactions herein contemplated without the prior written consent of Seller’s and Buyer’s Representatives, except for information and filings reasonably necessary to be directed to Government Entities to fully and lawfully effect the transactions herein contemplated or which are required of SunLink in connection with securities laws. Further, the initial press release regarding the transaction herein contemplated shall be by joint announcement of Seller and Buyer. Thereafter, either party may freely discuss information with third parties with respect to the transactions contemplated by this Agreement which has been publicly disclosed pursuant to the foregoing.

11.11.
Waiver of Breach

. The waiver by any party of a breach or violation of any provision of this Agreement shall not operate as, or be construed to constitute, a waiver of any subsequent breach of the same or any other provision hereof.

11.12.
Notice

. Any notice, demand, or communication required, permitted, or desired to be given hereunder shall be deemed effectively given when personally delivered, when received by receipted overnight delivery, when received by email (confirmed by telephone), or five (5) days after being deposited in certified or registered United States mail, with postage prepaid thereon, return receipt requested, addressed as follows:

Seller: Southern Health Corporation of
Houston, Inc.
c/o SunLink Health Systems, Inc.
900 Circle 75 Parkway, Suite 690
Atlanta, GA 30339

Attn.: Robert M. Thornton, Jr.
Telephone: 770-933-7002
Email: robert.thornton@sunlinkhealth.com

With a copy to: Crown Healthcare Investments, Inc.
c/o SunLink Health Systems, Inc.
900 Circle 75 Parkway, Suite 690
Atlanta, GA 30339
Attn.: Sheila Brockman
Email: sheila.brockman@sunlinkhealth.com

With a copy to: Smith, Gambrell & Russell, LLP
1105 West Peachtree Street, N.E.
Suite 1000
Atlanta, Georgia 30309
Attn.: Howard E. Turner
Telephone: 404-815-3594
Email: hturner@sgrlaw.com

Buyer: Progressive Health of Houston, LLC

365 North Lamar, Suite N

Oxford, Mississippi 38655

Email: qw@northmshealth.com

With a copy to: Bell Nunnally

2323 Ross Avenue, Suite 1900

Dallas, Texas 75201

Attn: Ty Johnson

Email: tjohnson@bellnunally.com

or to such other address, and to the attention of such other person or officer as any party may designate, with copies thereof to the respective counsel thereof as notified by such party.

11.13.
Severability

. In the event any provision of this Agreement is held to be invalid, illegal, or unenforceable for any reason and in any respect, such invalidity, illegality, or unenforceability shall in no event affect, prejudice, or disturb the validity of the remainder of this Agreement, which shall be and remain in full force and effect, enforceable in accordance with its terms.

11.14.
Gender and Number

. Whenever the context of this Agreement requires, the gender of all words herein shall include the masculine, feminine, and neuter, and the number of all words herein shall include the singular and plural.

11.15.
Divisions and Headings

. The divisions of this Agreement into sections and subsections and the use of captions and headings in connection therewith are solely for convenience and shall have no legal effect in construing the provisions of this Agreement.

11.16.
Survival

. Except as otherwise expressly provided herein, all of the representations, warranties, and post-Closing obligations made by the parties in this Agreement or pursuant hereto in any certificate, instrument, or document shall survive the consummation of the transactions described herein, for a period of twenty-four months from date of Closing. All claims hereunder by Buyer or Seller post-Closing shall be subject to and limited by the provisions of Section 10.1 in the case of Buyer and Section 10.2 in the case of Seller until the second (2nd) anniversary of the Closing Date.

11.17.
Definition of Certain Terms:

As used in this Agreement the following

“Actual Fraud” means Seller or Buyer, as the case may be, willfully and knowingly committed actual (vs. imputed) fraud against the other party hereto regarding (i) the representations and warranties set forth in Section 3, in the case of Seller or (ii) Section 4, in the case off the representations and warranties set forth in Section 4, in the case of Buyer.

“Affiliate” means, as to the entity in question, any person or entity that directly or indirectly controls, is controlled by, or is under common control with, the entity in question, and the term “control means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity whether through ownership of voting securities, by contract, or otherwise.

“Business Day” means any day, excluding a Saturday or Sunday and any other day commercial banks in the City of Atlanta are authorized or required by law to be closed.

“Closing Documents” means those documents to be executed and delivered by Seller and Buyer at the Closing pursuant to Section 2 above.

“Crown” means Crown Healthcare Investments, LLC.

“Effective Date” means the date when this Agreement shall have been signed by the Buyer and Seller and the Extension Fee paid to Seller by Buyer.

“Hospital Building” means the three-story brick building located on the Southern Real Property at 1002 East Madison Street, Houston, Mississippi.

11.18.
Waiver of Jury Trial

. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY SOURCE INCLUDING, BUT NOT LIMITED TO, THE CONSTITUTION OF THE UNITED STATES OR ANY STATE THEREIN, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATIONS. EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

11.19.
No Inferences

. Inasmuch as this Agreement is the result of negotiations between sophisticated parties of equal bargaining power represented by counsel, no inference in favor of, or against, either party shall be drawn from the fact that any portion of this Agreement has been drafted by or on behalf of such party.

11.20.
No Third Party Beneficiaries

. The terms and provisions of this Agreement are intended solely for the benefit of Buyer and Seller and their respective permitted successors or assigns, and it is not the intention of the parties to confer, and this Agreement shall not confer, third-party beneficiary rights upon any other person.

11.21.
Entire Agreement/Amendment

. This Agreement supersedes all previous contracts or understandings, including any offers, letters of intent, proposals or letters of understanding, and constitutes the entire agreement of whatsoever kind or nature existing between or among the parties respecting the within subject matter, and no party shall be entitled to benefits other than those specified herein. As between or among the parties, no oral statements or prior written material not specifically incorporated herein shall be of any force and effect. The parties specifically acknowledge that in entering into and executing this Agreement, the parties rely solely upon the representations and agreements contained in this Agreement and no others. All prior representations or agreements, whether written or verbal, not expressly incorporated herein are superseded, and no changes in or additions to this Agreement shall be recognized unless and until made in writing and signed by all parties hereto.

11.22.
Risk of Loss

. Notwithstanding any other provision hereof to the contrary, the risk of loss in respect of casualty to the Trace Real Property after January 22, 2024 shall be borne by Buyer (i) pursuant to the terms of the Lease and (ii) subsequent to the Closing hereunder, pursuant to this Section 11.23.

11.23.
Seller’s Representative and Buyer’s Representative

. For purposes of this Agreement “Seller’s Representative” shall be Robert M. Thornton, Jr., (and any other person designated by him in writing to Buyer), and “Buyer’s Representative” shall be Quentin Whitwell (and any other person designated by him in writing to Seller). Such persons shall be collectively referred to herein as “Representatives.” Each Representative may be replaced by a substitute Representative by Seller or Buyer, as applicable, upon written notice to the other party.

11.24.
Damages

. Neither Party, together with their respective affiliates, directors, officers, employees, or agents shall have any liability of any type (including, but not limited to, contract, negligence and tort liability), for any special, incidental, indirect or consequential damages, including, but not limited to, the loss of opportunity or loss of revenue or profit in connection with or arising out of the transactions contemplated hereby, even if such damages may have been foreseeable.

[Remainder of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this Agreement to be executed in multiple originals by their authorized officers, all as of the date first above written.

SELLER:

SOUTHERN HEALTH CORPORATION OF HOUSTON, INC.

By:
Name: Sheila Brockman
Title: CEO

EAST MADISON PROPERTY, INC.

By:
Name: Sheila Brockman
Title: CEO

BUYER:

PROGRESSIVE HEALTH OF HOUSTON, LLC,

a Mississippi limited liability company

Robert Q. Whitwell, Jr., Manager

[*] title represented or warranted only as to acts of Seller while owned by its parent entity, Crown Healthcare Investments, LLC